UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21539

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                W. Scott Jardine
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
     ----------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141
                                                          ---------------
                         Date of fiscal year end: MAY 31
                                                -------------
                     Date of reporting period: MAY 31, 2007
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  ANNUAL REPORT
                         FOR THE YEAR ENDED MAY 31, 2007


                            FIRST TRUST/FOUR CORNERS
                              SENIOR FLOATING RATE
                                 INCOME FUND II

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

       FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  ANNUAL REPORT
                                  MAY 31, 2007

Shareholder Letter .........................................................   1
Portfolio Commentary .......................................................   2
Portfolio Components .......................................................   5
Portfolio of Investments ...................................................   6
Statement of Assets and Liabilities ........................................  18
Statement of Operations ....................................................  19
Statements of Changes in Net Assets ........................................  20
Statement of Cash Flows ....................................................  21
Financial Highlights .......................................................  22
Notes to Financial Statements ..............................................  23
Report of Independent Registered Public Accounting Firm ....................  29
Additional Information .....................................................  30
   Dividend Reinvestment Plan
   Proxy Voting Policies and Procedures
   Portfolio Holdings
   NYSE Certification Information
   By-Law Amendments
   Submission of Matters to a Vote of Shareholders
   Advisory and Sub-Advisory Agreements
   Privacy Policy
Board of Trustees and Officers .............................................  35

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

      This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and/or Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

      Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Four Corners and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

      There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

      Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

      This report contains information that can help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

      By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by Michael P. McAdams and Robert I. Bernstein of the Fund's Sub-Advisor, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

      It is important to keep in mind that the opinions expressed by Mr. Bowen and personnel of Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

       FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  ANNUAL REPORT
                                  MAY 31, 2007

Dear Shareholders:

We believe investment opportunities abound, both here and abroad, affording the potential for exceptional returns for investors. At First Trust Advisors L.P. ("First Trust"), we realize that we must be mindful of the complexities of the global economy and at the same time address the needs of our customers through the types of investments we bring to market.

We are single-minded about providing a range of investment products, including our family of closed-end funds, to help First Trust meet the challenge of maximizing our customers' financial opportunities. Translating investment ideas into products which can deliver performance over the long term while continuing to support our current product line remains a focus for First Trust as we head into the future.

The report you hold will give you detailed information about your investment in First Trust/Four Corners Senior Floating Rate Income Fund II (NYSE Symbol: FCT) over the past twelve-month period ended May 31, 2007. I encourage you to read this report and discuss it with your financial advisor.

First Trust is pleased to be a part of your financial portfolio and we will continue to offer you current information about your investment, as well as new opportunities in the financial marketplace, through your financial advisor. We value our relationship with you and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust/Four Corners Senior Floating Rate Income Fund II July 13, 2007

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

ABOUT FOUR CORNERS CAPITAL MANAGEMENT

Four Corners was founded in 2001 by a team of investment professionals and an affiliate of Australia-based Macquarie Bank, Ltd. ("Macquarie") to provide investors with a suite of investment solutions as an alternative to traditional fixed income. Four Corners currently manages approximately $4.4 billion of assets (as of May 31, 2007), with an emphasis on senior secured floating-rate loans ("Senior Loans"). The experienced professionals at Four Corners specialize in structuring and managing senior loan, high yield, fund of funds and asset-backed products for a global client base. With 14 investment products, Four Corners' clients include institutional investors, corporations, investment funds, high net-worth and retail investors. Four Corners is an investment advisor registered under the Investment Advisors Act of 1940.

MICHAEL P. MCADAMS, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mr. McAdams is responsible for overseeing Four Corners' investment and distribution activities. He has in excess of 29 years of experience in investment management and banking, all of which have been spent in leveraged finance.

Prior to founding Four Corners, Mr. McAdams was with ING Capital Advisors, LLC, ("ICA") from 1995 to 2001. Mr. McAdams was a Founder of ICA and held the titles of President, Chief Executive Officer and Chief Investment Officer. Under his leadership, ICA completed over one dozen structured transactions and had over $7 billion in assets under management. Prior to working at ICA, Mr. McAdams was founding portfolio manager of the first retail senior floating rate loan fund, the Pilgrim Prime Rate Trust (NYSE:PPR), which he managed from its inception in 1988 through 1995. Mr. McAdams was previously employed by National Bank of Canada, where he was a member of one of the first teams to manage a non-originated U.S. corporate loan portfolio. Mr. McAdams began his banking career at Manufacturers Hanover Trust Company in New York.

Mr. McAdams received an MBA in Finance/Accounting from the University of California Los Angeles and dual BAs in Finance/Accounting and Eastern European Studies from California State University at Fullerton. Mr. McAdams has been an active member of the Loan Syndication and Trading Association and was its Chairman in 2001, its Vice Chairman in 2002 and has been a Board Member and/or served on committees reporting to the Board since 1998. Mr. McAdams received the 2006 Credit Investment News Outstanding Contribution award in the U.S. Loan Market.

ROBERT I. BERNSTEIN, CFA, CHIEF INVESTMENT OFFICER

Mr. Bernstein is responsible for managing Four Corners' investment process. He has over 16 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments.

Mr. Bernstein was most recently a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers.

Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He has earned the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

The primary investment objective of the First Trust/Four Corners Senior Floating Rate Income Fund II ("FCT" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior secured floating-rate corporate loans.

FUND RECAP

Fiscal 2007 continued to be a positive environment for senior secured floating-rate loan ("Senior Loan") investing. The Fund continued to benefit from a benign credit environment primarily due to a strong U.S. economy, which kept market-wide default rates at very low levels. Additionally, continued strong investor demand for the Senior Loan asset class due to its appealing risk-adjusted returns kept secondary prices firm across the Senior Loan market, and a robust merger and acquisition environment created a steady supply of new Senior Loans.

FCT generated a total return of 15.95%, including market price change and dividends, for the year ended May 31, 2007 ("Fiscal 2007"). The Fund's Net Asset Value ("NAV") total return was 8.04% over the period. During Fiscal 2007, the Fund declared dividends totaling $1.50 per share compared to $1.30 in the prior year, a 15.4% increase.

PERFORMANCE ANALYSIS

The Fund's strong market price performance during Fiscal 2007 was complemented by the Fund's NAV performance/total return and high dividend yield. The Fund's return exceeded the benchmark (Standard & Poor's/LSTA Leveraged Loan Index) return of 7.30% for the same period. The Fund's performance includes the beneficial impact of leverage, and the negative impact of fees, expenses and un-invested cash balances, which are not part of the benchmark return.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

We were very pleased with the continued dividend growth and the resulting high dividend yield of the Fund. Based on its most recent dividend, FCT paid a yield of 8.09% calculated on the Fund's market price and 8.05% based on the Fund's NAV as of May 31, 2007.

We were equally pleased with the stability of the Fund's NAV and the reduction of the discount between price and NAV. During the year, the Fund's NAV ranged from a high of $18.97 to a low of $18.68, a range of approximately 1.5%. The market price of the Fund closed as high as $18.98 (April 18, 2007) and as low as $17.53 (June 13, 2006). The Fund's closing price on May 31, 2007 was $18.81, which was a 0.5% discount to its NAV, which compares favorably to the Fund's discount to NAV of 7.3% on May 31, 2006.

Please note that past performance is not indicative, nor intended as a guarantee, of future performance.

ECONOMIC AND MARKET ENVIRONMENT

During Fiscal 2007, Gross Domestic Product ("GDP") continued to expand and, notwithstanding the recent downward revision of first-quarter GDP growth to 0.6%, corporate earnings remained very strong. While we do not expect corporate earnings to sustain their year-over-year double digit growth levels, earnings are generally expected to remain relatively strong through 2007, which, combined with low real interest rates, should, in our opinion, continue to help enable the companies in which we invest to service their debt.

Notwithstanding the decline in Senior Loan credit spreads in recent years, the Fund still increased its dividend 13 times since the Federal Reserve (the "Fed") tightening began in 2004 and four times in Fiscal 2007. Increases in short-term interest rates generally enable Senior Loan funds to increase their dividends with a minor timing lag. Additionally, since Senior Loans have very low duration and minimal interest rate risk, increases in short-term rates are not expected to have a meaningful impact on NAV. We believe the Fund has demonstrated low NAV volatility during this cycle's tightening.

Inflows into the Senior Loan asset class during Fiscal 2007 were exceptional and occurred in tandem with record growth in new Senior Loan issuance and trading volume. The first quarter of 2007 was the busiest quarter ever for the Senior Loan market, with over $183 billion of new Senior Loans being issued. 1 Much of this issuance was driven by large mergers, acquisitions and corporate financings. Examples of companies that were recently issuers of sizable Senior Loans include: Univision - the leading U.S. Spanish language broadcaster; Kinder Morgan - one of the largest pipeline companies in the country; and Freeport-McMoRan - the second largest copper producer in the world. In each of these cases, the Senior Loans are in the senior-most position in these companies' capital structures, which means that they are repaid first if the companies experience financial difficulty. While there has been much recent media attention on the loosening of lending standards in the corporate credit markets, it is worth reminding investors that Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower.

As previously mentioned, the demand for Senior Loans remained strong as investors perceived reduced levels of risk resulting from an improving economic environment and low levels of defaults and credit losses, as well as the returns benefit of a floating-rate asset class. For calendar year 2006, Senior Loans generated a total return of 6.77% (S&P/LSTA Leveraged Loan Index), which compares favorably to 10-year Treasury returns of 1.36%, but trailed high-yield bond returns of 11.92% (CSFB High Yield Index) and equity returns of 13.62% (S&P 500 Index).

INVESTMENT STRATEGY AND PORTFOLIO COMPOSITION

The investment strategy employed in managing the Fund was designed to achieve the Fund's objectives through entire economic and credit cycles. Many managers of Senior Loan-based closed-end funds invest up to 20% or more of their portfolios in high-yield bonds in order to boost yields in the short run. FCT, on the other hand, is a "pure play" strategy that generally does not invest in high-yield bonds, and focuses primarily on Senior Loans. In some market environments, the Fund's pure play strategy will result in lower current dividends/yields than some other Senior Loan-based closed-end funds with meaningful allocations to high-yield bonds. However, we believe that our investment strategy can result in lower NAV volatility while maintaining competitive dividends/yields.

Our strategy focuses on thorough fundamental credit analysis, broad issuer and industry diversification, and a proactive sell discipline in order to minimize risk. The Fund's portfolio is generally more heavily weighted towards industry groups that we expect to exhibit lower earnings volatility, and which we expect to provide high recoveries to senior lenders in circumstances where earnings volatility does occur. The Fund is broadly diversified with over 200 positions across 30 industries. At May 31, 2007, the five largest individual borrower exposures in total represented 10.3% of the Fund's portfolio.

----------
1     Source: Standard & Poor's Leveraged Commentary & Data

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

As mentioned in prior reports, the Fund is leveraged using both adjustable-rate Auction Market Preferred Shares and an asset-backed commercial paper conduit. The terms and conditions of the leverage provide the Fund with the ability to borrow on a floating-rate basis. Since the income generated by the Fund's Senior Loan investment portfolio is also floating-rate, the Fund is less exposed to interest rate mismatch risk than a closed-end fund with a fixed-rate investment portfolio, and investors will generally benefit from portfolio leverage regardless of short-term interest rates. 2 At May 31, 2007, the portfolio leverage accounted for 41.7% of the Fund's total managed assets.

                                 SUB-ADVISOR Q&A

WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND?

Despite the relatively low GDP growth in the first quarter, a rebound seems underway in the second quarter of 2007. Signs of a rebound in GDP remain strong as the Chicago Purchasing Managers Index for manufacturing increased dramatically in May. The non-manufacturing sector also appears to be robust and construction was up in March and April. This, combined with a strong employment market and three consecutive months of wage growth, drove consumer spending growth to 4.4% in the first quarter.

WILL INFLATION AFFECT THE MARKET?

While the Fed took a hiatus from tightening for most of Fiscal 2007, it appears to have a clear bias to keep inflation moderate. Consequently, if we continue to see GDP expand in the second quarter of 2007 then we could likely see the Fed begin to tighten again.

WILL SENIOR LOANS CONTINUE TO LOOK ATTRACTIVE TO INVESTORS?

Supply and demand have been robust and the forward calendar suggests that fiscal year 2008 will benefit from continued merger and acquisition activity and leveraged buyout volume. We would expect to see continued inflows into the Senior Loan market as investors seek appealing risk-adjusted returns as compared to other asset classes.

On April 16, 2007, Merrill Lynch produced a report on the Senior Loan Closed-End Fund asset class and recommended FCT as a top pure play fund. 3

We remain committed to long-term performance and superior client support, and we appreciate the opportunity to assist investors in meeting their investment goals.

----------
2 The use of leverage may lead to an increase in portfolio volatility and therefore an increase in overall risk.

3     Source: Merrill Lynch: "Adjustable Income -- for Risk-tolerant Investors"

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO COMPONENTS (a)
MAY 31, 2007

S&P RATING BREAKDOWN

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

B                                        16.26%
B-                                        1.58%
B+                                       21.10%
BB                                       12.03%
BB-                                      23.38%
BB+                                       4.73%
BBB-                                      1.53%
CCC+                                      1.23%
Cash/Cash Equivalents                     0.13%
NR                                       18.03% (b)

ECONOMIC INDUSTRY BREAKDOWN

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Media                                    20.74%
Health Care Providers & Services          9.60%
Hotels, Restaurants & Leisure             8.08%
Oil & Gas                                 5.06%
Commercial Services & Supplies            4.99%
Electric Utilities                        3.90%
IT Consulting & Services                  3.41%
Aerospace & Defense                       3.27%
Chemicals                                 3.06%
Diversified Financials                    3.02%
Paper & Forest Products                   2.65%
Food Products                             2.64%
Specialty Retail                          2.58%
Real Estate                               2.52%
Food & Drug Retailing                     2.45%
Containers & Packaging                    1.87%
Pharmaceuticals                           1.75%
Metals & Mining                           1.72%
Road & Rail                               1.72%
Internet Software & Services              1.67%
Wireless Telecommunication Services       1.56%
Multi-Utilities                           1.29%
Semiconductors Equipment & Products       1.09%
Computers & Peripherals                   1.05%
Electronic Equipment & Instruments        1.01%
Energy Equipment & Services               0.90%
Automobiles                               0.78%
Construction & Engineering                0.76%
Software                                  0.66%
Insurance                                 0.63%
Building Products                         0.53%
Transportation Infrastructure             0.50%
Household Durables                        0.46%
Tobacco                                   0.39%
Internet & Catalog Retail                 0.32%
Machinery                                 0.32%
Auto Components                           0.26%
Construction Materials                    0.24%
Repurchase Agreement                      0.13%
Health Care Equipment & Supplies          0.13%
Electrical Equipment                      0.09%
Industrial Conglomerates                  0.08%
Airlines                                  0.06%
Distributors                              0.06%

      (a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets applicable to Common Shareholders.

      (b) The percentage of Senior Loan Interests not rated includes 13.53% of Senior Loan Interests that were privately rated upon issuance. The rating agencies do not provide ongoing surveillance on the private ratings.

      NR    Not rated.


                       See Notes to Financial Statements.                 Page 5

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS
MAY 31, 2007

 PRINCIPAL                                                       RATINGS (b)                         STATED        MARKET
   VALUE                     DESCRIPTION (a)                  MOODY'S      S&P        COUPON      MATURITY (c)      VALUE
-----------   --------------------------------------------    -----------------    -----------    ------------  -------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - 160.9%

              AEROSPACE & DEFENSE - 5.3%
$ 3,618,170   GenCorp Inc. ...............................      Ba2        BB-     8.32%-8.36%      12/06/10    $   3,631,738
  2,627,357   Hexcel Corp. ...............................       B2         B+     7.06%-7.13%       3/01/12        2,631,736
    997,487   ILC Industries, Inc. .......................     NR(e)      NR(e)       7.60%          2/24/12        1,001,228
  1,671,822   K&F Industries, Inc. .......................       B2         B+        7.32%         11/18/12        1,671,822
    840,420   Mid-Western Aircraft
                 Systems, Inc. ...........................      Ba3        BB+        7.11%         12/31/11          844,096
  2,725,653   MRO Acquisition Corp. ......................       B1         B+        7.82%          8/27/10        2,734,171
  5,277,328   Robertson Aviation, LLC. ...................     NR(e)      NR(e)    8.57%-8.62%       4/19/13        5,303,715
  4,510,132   Standard Aero Holdings, Inc. ...............      Ba3         B+     7.57%-7.59%       8/24/12        4,510,132
  3,100,000   Vought Aircraft Industries, Inc. ...........      Ba2         B-        7.82%         12/22/10        3,118,082
                                                                                                                -------------
                                                                                                                   25,446,720
                                                                                                                -------------
              AGRICULTURAL PRODUCTS - 2.1%
  9,916,059   Dole Food Company, Inc. ....................      Ba3         B      7.44%-9.25%       4/12/13        9,915,375
                                                                                                                -------------
              AIRLINES - 0.1%
    500,000   Delta Air Lines, Inc. ......................      Ba2       NR(e)       7.36%          4/30/12          501,750
                                                                                                                -------------
              ALUMINUM - 0.9%
  4,356,923   Novelis Corp. ..............................      Ba2        BB-     7.59%-7.61%       1/07/12        4,359,647
                                                                                                                -------------
              APPAREL RETAIL - 1.5%
  1,852,143   Hanesbrands, Inc. ..........................      Ba2        BB-        7.11%          9/05/13        1,861,720
  5,302,278   Neiman Marcus Group
                 (The), Inc. .............................      Ba3         B+        7.35%          4/06/13        5,340,805
                                                                                                                -------------
                                                                                                                    7,202,525
                                                                                                                -------------
              APPLICATION SOFTWARE - 0.6%
  3,000,000   Verint Systems .............................       NR         B         8.09%          5/25/14        3,005,625
                                                                                                                -------------
              ASSET MANAGEMENT & CUSTODY BANKS - 1.4%
    500,000   Gartmore Investment Management
                 Holdings, Inc. ..........................      Ba3        BB+        7.07%          4/23/14          503,125
  1,995,000   Grosvenor Capital Management
                 Holdings, LLP. ..........................     NR(e)      NR(e)    7.60%-7.63%      12/05/13        2,012,456
  3,952,631   LPL Holdings, Inc. .........................       B1         B         7.85%          6/30/14        3,952,631
                                                                                                                -------------
                                                                                                                    6,468,212
                                                                                                                -------------
              AUTO PARTS & EQUIPMENT - 0.4%
  1,000,000   Federal Mogul Corp. (m) ....................     NR(e)      NR(e)       7.08%         12/31/07          995,000
  1,019,116   TRW Automotive, Inc. .......................      Ba1        BB+        6.88%          2/09/14        1,023,192
                                                                                                                -------------
                                                                                                                    2,018,192
                                                                                                                -------------


Page 6                 See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2007

 PRINCIPAL                                                       RATINGS (b)                         STATED        MARKET
   VALUE                     DESCRIPTION (a)                  MOODY'S      S&P        COUPON      MATURITY (c)      VALUE
-----------   --------------------------------------------    -----------------    -----------    ------------  -------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

              AUTOMOBILE MANUFACTURERS - 1.3%
$ 2,992,500   Ford Motor Company .........................      Ba3         B         8.36%         12/15/13    $   3,014,944
  2,992,500   General Motors Corp. .......................      Ba3         B+        7.73%         11/29/13        3,016,254
                                                                                                                -------------
                                                                                                                    6,031,198
                                                                                                                -------------
              AUTOMOTIVE RETAIL - 0.3%
  1,500,000   KAR Holdings, Inc. .........................      Ba3         B      1.25%-7.37%      10/18/13        1,509,564
                                                                                                                -------------
              BROADCASTING & CABLE TV - 17.3%
  3,890,000   Bragg Communications, Inc. .................     NR(e)        NR        7.11%          8/31/11        3,894,863
  2,000,000   Cequel Communications, LLC .................       B1         B+     7.34%-7.35%      11/05/13        2,001,124
  2,500,000   Charter Communications
                 Operating, LLC ..........................       B1         B+        7.35%          3/06/14        2,499,845
 10,890,000   CSC Holdings, Inc. .........................      Ba2         BB        7.07%          3/29/13       10,905,878
    951,800   Cumulus Media, Inc. ........................      Ba3         B      7.32%-9.25%       6/07/13          956,757
  1,319,899   DIRECTV Holdings, LLC ......................      Baa3        BB        6.82%          4/13/13        1,323,724
  6,000,000   Gray Television, Inc. ......................      Ba3         B      6.82%-6.86%      11/27/14        5,991,240
  4,455,000   LBI Media, Inc. ............................      Ba2         B         6.82%          3/31/12        4,399,313
  3,000,000   NEP II, Inc. ...............................     NR(e)      NR(e)       7.60%          2/16/14        3,015,939
  6,965,000   PanAmSat Corp. .............................      Ba2         BB        7.35%         12/03/13        7,015,935
  3,423,495   Raycom Media, Inc. .........................       NR         NR        6.88%          8/28/13        3,421,356
  7,000,000   Tribune Company ............................      Ba2        BB-        8.09%          5/17/14        6,993,749
  1,500,000   Univision Communications, Inc. (g) .........       B3       CCC+        7.82%          3/29/09        1,499,250
 18,791,946   Univision Communications, Inc. .............      Ba3         B         7.61%          9/29/14       18,764,848
  1,208,054   Univision Communications, Inc. (k) .........      Ba3         B         1.00%(l)       9/29/14        1,206,312
  9,000,000   UPC Distribution Holding B.V. ..............      Ba3         B         7.08%         12/31/14        9,000,000
                                                                                                                -------------
                                                                                                                   82,890,133
                                                                                                                -------------
              BUILDING PRODUCTS - 0.9%
  2,789,286   NCI Building Systems, Inc. .................      Ba1         BB        6.82%          6/18/10        2,794,515
    370,669   South Edge, LLC ............................     NR(e)      NR(e)       7.13%         10/31/07          368,816
  1,000,000   South Edge, LLC ............................     NR(e)      NR(e)       7.38%         10/31/09          994,375
                                                                                                                -------------
                                                                                                                    4,157,706
                                                                                                                -------------
              CASINOS & GAMING - 11.1%
    897,638   Cannery Casino Resorts, LLC (k) ............       B2        BB-        1.13%(l)       4/18/12          896,516
  1,102,362   Cannery Casino Resorts, LLC ................       B2        BB-        7.61%          5/18/12        1,100,984
  2,949,980   CCM Merger, Inc. ...........................      Ba3         B      7.33%-7.36%      10/21/12        2,965,653
  2,333,333   Fontainebleau Resorts
                 Las Vegas, LLC ..........................       B1         B         7.08%          6/06/14        2,349,860
  1,166,667   Fontainebleau Resorts
                 Las Vegas, LLC (k) ......................       B1         B         7.08%          6/06/14        1,174,930
  1,496,250   Great Canadian Gaming Corp. ................      Ba2         BB        6.86%          2/14/14        1,498,120
    963,636   Green Valley Ranch
                 Gaming, LLC .............................      Ba3         B+     7.32%-7.36%       2/16/14          969,143
    997,500   Greenwood Racing, Inc. .....................       B2         B+        7.57%         11/28/11        1,002,488
 11,200,000   Las Vegas Sands, LLC .......................      Ba3       NR(e)       7.07%          5/23/14       11,231,013
  2,800,000   Las Vegas Sands, LLC (k) ...................      Ba3       NR(e)       0.75%(l)       5/23/14        2,807,753


                       See Notes to Financial Statements.                 Page 7

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2007

 PRINCIPAL                                                       RATINGS (b)                         STATED        MARKET
   VALUE                     DESCRIPTION (a)                  MOODY'S      S&P        COUPON      MATURITY (c)      VALUE
-----------   --------------------------------------------    -----------------    -----------    ------------  -------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

              CASINOS & GAMING - (CONTINUED)
$ 5,000,000   Pinnacle Entertainment, Inc. (k) ...........       B1        BB-        1.00%(l)       8/27/10    $   4,998,440
  1,000,000   Pinnacle Entertainment, Inc. ...............       B1        BB-        7.32%         12/14/11        1,002,292
  7,000,000   Seminole Tribe of Florida (k) ..............     NR(e)      NR(e)       6.88%          3/05/14        7,004,375
  6,000,000   VML US Finance, LLC ........................       B1        BB-        7.60%          5/25/13        6,049,770
  2,142,857   WIMAR LANDCO, LLC ..........................       B2        B+         7.85%          7/03/08        2,154,336
  5,775,056   WIMAR OPCO, LLC ............................      Ba3        B+         7.85%          1/03/12        5,823,423
                                                                                                                -------------
                                                                                                                   53,029,096
                                                                                                                -------------
              COMPUTER HARDWARE - 1.7%
  5,762,698   Activant Solutions, Inc. ...................       B1         B         7.38%          5/02/13        5,748,292
  2,376,949   Advanced Micro Devices, Inc. ...............      Ba2        BB-        7.34%         12/31/13        2,383,702
                                                                                                                -------------
                                                                                                                    8,131,994
                                                                                                                -------------
              CONSTRUCTION & ENGINEERING - 1.2%
  6,000,000   Standard Pacific Corp. .....................      Ba3        BB         6.86%          5/05/13        5,925,000
                                                                                                                -------------
              CONSTRUCTION MATERIALS - 0.4%
  1,863,877   John Maneely Co. ...........................       B3        B+      8.57%-8.62%      12/08/13        1,859,508
                                                                                                                -------------
              DISTRIBUTORS - 0.1%
    498,750   McJunkin Corp. .............................       B2        B+         7.60%          1/31/14          501,867
                                                                                                                -------------
              DIVERSIFIED CHEMICALS - 3.8%
  3,000,000   Brenntag Holding GmbH
                 & Company KG (g) ........................      Caa1      CCC+       11.89%          1/18/14        3,058,125
  1,374,545   Brenntag Holding GmbH
                 & Company KG ............................       B1         B         7.89%          1/18/14        1,383,136
  5,625,455   Brenntag Holding GmbH
                 & Company KG ............................       B1         B         7.89%         12/23/13        5,688,741
  5,626,134   Huntsman International, LLC ................      Ba1        BB-        7.07%          4/19/14        5,652,510
  2,481,250   Lyondell Chemical Company ..................      Ba2        BB         6.86%          8/16/13        2,484,041
                                                                                                                -------------
                                                                                                                   18,266,553
                                                                                                                -------------
              DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 3.3%
    992,500   Acosta, Inc. ...............................     NR(e)      NR(e)       7.57%          7/28/13          999,634
    983,792   Advantage Sales &
                 Marketing, Inc. .........................     NR(e)      NR(e)    7.35%-7.36%       3/29/13          985,432
  2,478,821   Affinion Group, Inc. .......................      Ba2        B+      7.82%-7.86%      10/17/12        2,498,031
  7,000,000   Clarke American Corp. ......................       B1        B+         7.84%          4/04/14        6,994,750
  1,000,000   N.E.W. Holdings I, LLC .....................     NR(e)      NR(e)    7.82%-7.86%       5/22/14        1,000,000
  1,591,681   RSC Equipment Rental (g) ...................      Caa1       B-      8.85%-10.75%     11/30/13        1,617,546
  1,492,500   RSC Equipment Rental .......................      Ba2        BB-     7.09%-7.10%      11/30/12        1,499,030
                                                                                                                -------------
                                                                                                                   15,594,423
                                                                                                                -------------
              DIVERSIFIED METALS & MINING - 0.6%
  2,962,500   Alpha Natural Resources, LLC ...............       B1        BB-        7.10%         10/26/12        2,967,130
                                                                                                                -------------
              DRUG RETAIL - 0.7%
  3,307,102   Jean Coutu Group (PJC)
                 (The), Inc. .............................       B1        BB-        9.75%          7/30/11        3,307,419
                                                                                                                -------------


Page 8                 See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2007

 PRINCIPAL                                                       RATINGS (b)                         STATED        MARKET
   VALUE                     DESCRIPTION (a)                  MOODY'S      S&P        COUPON      MATURITY (c)      VALUE
-----------   --------------------------------------------    -----------------    -----------    ------------  -------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

              EDUCATION SERVICES - 1.3%
$ 1,985,000   Education Management, LLC ..................       B2         B         7.13%          6/01/13    $   1,991,050
  4,250,000   PRO-QUEST-CSA, LLC .........................       NR         NR     8.32%-8.33%       2/09/14        4,250,000
                                                                                                                -------------
                                                                                                                    6,241,050
                                                                                                                -------------
              ELECTRIC UTILITIES - 6.3%
  1,000,000   Astoria Generating Company
                 Acquisitions, LLC (g) ...................       B3         B         9.10%          8/23/13        1,008,333
  3,000,000   Calpine Corp. (m) ..........................     NR(e)      NR(e)       7.59%          3/29/09        3,013,437
    279,416   Cogentrix Delaware
                 Holdings, Inc. ..........................      Ba2        BB+        6.85%          4/14/12          279,707
  8,000,000   Covanta Energy Corp. .......................      Ba2        BB-     6.84%-6.88%       2/09/14        8,005,000
    800,076   Mirant North America, LLC ..................      Ba3        BB-        7.07%          1/03/13          801,076
 13,500,000   NRG Energy, Inc. ...........................      Ba1        BB-        7.35%          2/01/13       13,509,977
  2,111,827   Riverside Energy Center, LLC. ..............       B1         B         9.59%          6/24/11        2,151,424
  1,514,518   Rocky Mountain Energy
                 Center, LLC .............................       B1         B      9.59%-9.61%       6/24/11        1,542,915
                                                                                                                -------------
                                                                                                                   30,311,869
                                                                                                                -------------
              ENVIRONMENTAL & FACILITIES SERVICES - 1.4%
  6,666,882   EnergySolutions, LLC .......................     NR(e)      NR(e)    7.57%-7.63%       6/07/13        6,721,050
                                                                                                                -------------
              FOOD DISTRIBUTORS - 1.2%
    847,826   B&G Foods, Inc. ............................      Ba2         B+        7.36%          2/23/13          851,535
  1,000,000   Birds Eye Foods. ...........................     NR(e)      NR(e)       7.09%          3/22/13        1,000,938
  2,000,000   Dean Foods Co. .............................      Ba3         BB        6.88%          4/02/14        2,004,750
  1,940,000   Golden State Foods Corp. ...................       B1       NR(e)       7.11%          2/25/11        1,940,000
                                                                                                                -------------
                                                                                                                    5,797,223
                                                                                                                -------------
              FOOD RETAIL - 2.1%
  9,902,481   SUPERVALU, Inc. ............................      Ba3        BB-        6.84%          6/02/12        9,944,775
                                                                                                                -------------
              FOREST PRODUCTS - 3.7%
 14,086,762   Georgia-Pacific Corp. ......................      Ba2        BB-     7.09%-7.11%      12/20/12       14,161,858
  3,421,980   Georgia-Pacific Corp. ......................      Ba2        BB-        7.09%         12/29/12        3,440,753
                                                                                                                -------------
                                                                                                                   17,602,611
                                                                                                                -------------
              HEALTH CARE EQUIPMENT - 0.2%
    995,006   ReAble Therapeutics
                 Finance, LLC ............................      Ba3         B      7.85%-7.90%      11/03/13          996,250
                                                                                                                -------------
              HEALTH CARE FACILITIES - 3.7%
  2,992,500   HCA, Inc. ..................................      Ba3         BB        7.60%         11/17/13        3,023,478
  7,000,000   Health Management
                 Associates, Inc. ........................      Ba2         B+        7.10%          2/28/14        7,028,196


                       See Notes to Financial Statements.                 Page 9

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2007

 PRINCIPAL                                                       RATINGS (b)                         STATED        MARKET
   VALUE                     DESCRIPTION (a)                  MOODY'S      S&P        COUPON      MATURITY (c)      VALUE
-----------   --------------------------------------------    -----------------    -----------    ------------  -------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

              HEALTH CARE FACILITIES - (CONTINUED)
$   904,182   Lifepoint Hospitals, Inc. ..................      Ba2        BB-        6.99%          4/15/12    $     900,226
  5,900,022   Select Medical Corp. .......................      Ba2         B+     7.35%-9.25%       2/24/12        5,871,861
    838,710   USP Domestic Holdings, Inc. ................      Ba3         B         9.25%          4/19/14          840,457
    161,290   USP Domestic Holdings, Inc. (k) ............      Ba3         B         7.37%          4/19/14          160,786
                                                                                                                -------------
                                                                                                                   17,825,004
                                                                                                                -------------
              HEALTH CARE SERVICES - 10.6%
  4,477,500   CHS/Community Health
                 Systems, Inc. ...........................      Ba3        BB-        7.10%          2/29/12        4,484,498
  8,807,501   CHS/Community Health
                 Systems, Inc. ...........................      Ba3        BB-     7.07%-7.11%       8/19/11        8,821,267
  9,874,738   DaVita, Inc. ...............................      Ba1        BB      6.82%-6.86%      10/05/12        9,902,515
    914,286   DJ Orthopedics, LLC ........................      Ba3        BB-        6.88%          4/07/13          912,571
  2,972,632   Emdeon Business Services, LLC ..............       B1         B+        7.60%         11/16/13        2,987,496
  8,930,050   Fresenius Medical Care AG ..................      Ba2         BB     6.73%-6.74%       3/31/13        8,926,710
    928,571   HealthCare Partners, LLC ...................      Ba3         BB        7.10%         10/31/13          929,345
  1,995,000   Healthways, Inc. ...........................      Ba2         BB        6.85%         12/01/13        1,992,506
  1,485,000   Quintiles Transnational Corp. ..............       B1        BB-        7.35%          3/31/13        1,485,465
  6,376,399   U.S. Oncology Holdings, Inc. ...............      Ba1         B+     7.60%-7.63%       8/20/11        6,412,266
  3,919,181   VWR International, Inc. ....................      Ba2         B+        7.61%          4/07/11        3,931,429
                                                                                                                -------------
                                                                                                                   50,786,068
                                                                                                                -------------
              HOMEBUILDING - 0.8%
  1,000,000   EH/Transeastern, LLC and
                 TE/TOUSA Senior, LLC (j) ................     NR(e)        NR        8.25%          8/01/08          973,333
  5,000,000   TE/TOUSA Mezzanine, LLC
                 (Mezzanine Debt) (g)(j) .................     NR(e)        NR       10.75%          8/01/09        2,625,000
                                                                                                                -------------
                                                                                                                    3,598,333
                                                                                                                -------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.7%
  1,000,000   Broadway Gen Funding, LLC ..................       B1        BB-        7.32%          5/01/14        1,001,250
  4,500,000   Dynegy Holdings, Inc. ......................      Ba1        BB-        7.61%          4/12/13        4,497,750
  2,493,750   HCP Acquisition, Inc. ......................       B1         B-        7.60%          2/13/14        2,499,984
                                                                                                                -------------
                                                                                                                    7,998,984
                                                                                                                -------------
              INDUSTRIAL CONGLOMERATES - 0.1%
    600,000   Mueller Water Products, Inc. ...............      Ba3         BB        7.61%          5/24/14          604,500
                                                                                                                -------------
              INDUSTRIAL MACHINERY - 0.5%
  1,500,000   Edwards (Cayman Islands II)
                 Limited .................................       B1        BB-        7.08%          5/31/14        1,500,000
    470,000   Invensys International Holdings
                 Ltd./BTR Dunlop Finance, Inc. ...........      Ba3         B-        7.36%         12/15/10          471,371
    530,000   Invensys International Holdings
                 Ltd./BTR Dunlop Finance, Inc. ...........      Ba3         B-        7.35%          1/15/11          533,313
                                                                                                                -------------
                                                                                                                    2,504,684
                                                                                                                -------------
              INTERNET RETAIL - 0.5%
  2,500,000   Sabre Holdings Corp. .......................      Ba3         B+        7.61%          3/30/14        2,502,148
                                                                                                                -------------


Page 10                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2007

 PRINCIPAL                                                       RATINGS (b)                         STATED        MARKET
   VALUE                     DESCRIPTION (a)                  MOODY'S      S&P        COUPON      MATURITY (c)      VALUE
-----------   --------------------------------------------    -----------------    -----------    ------------  -------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

              INTERNET SOFTWARE & SERVICES - 2.7%
$ 3,000,000   Cellnet Technology, Inc. (g) ...............     NR(e)        NR        9.62%         10/22/11    $   3,031,251
  1,000,000   Open Solutions, Inc. .......................      Ba3         B+        7.49%          1/23/14        1,007,500
  8,850,225   SunGard Data Systems, Inc. .................      Ba3         B+        7.36%          2/28/14        8,915,124
                                                                                                                -------------
                                                                                                                   12,953,875
                                                                                                                -------------
              INVESTMENT BANKING & BROKERAGE - 1.6%
  1,655,606   Ameritrade Holding Corp. ...................      Ba1         BB        6.82%         12/31/12        1,660,608
  4,418,140   NASDAQ Stock Market
                 (The), Inc. .............................      Ba3        BB+        7.07%          4/18/12        4,424,454
  1,407,672   NASDAQ Stock Market
                 (The), Inc. (k) .........................      Ba3        BB+        7.07%          4/18/12        1,409,683
                                                                                                                -------------
                                                                                                                    7,494,745
                                                                                                                -------------
              IT CONSULTING & OTHER SERVICES - 5.6%
  3,315,945   Alion Science and
                 Technology Corp. ........................      Ba2         B+     7.82%-7.86%       8/02/09        3,330,452
    997,500   Apptis (DE), Inc. ..........................      Ba3         B+     8.57%-8.60%      12/20/12        1,002,488
  8,820,000   DynCorp International, LLC .................      Ba2        BB-        7.63%          6/28/12        8,882,472
    990,000   iPayment, Inc. .............................     NR(e)      NR(e)    7.32%-7.35%       5/10/13          983,813
    992,308   National Processing Company
                 Group, Inc. .............................       B2         B      8.32%-8.35%       9/29/13          996,029
  3,000,000   Sanmina - SCI Corp. (h) ....................      Ba3        BB-        8.38%          1/31/08        3,011,250
    973,460   Sitel, LLC. ................................       B2         B+     7.82%-7.86%       1/30/14          978,328
  5,985,000   West Corp. .................................       B1         B+     7.70%-7.76%      10/24/13        6,029,888
  1,312,814   Wyle Laboratories, Inc. ....................     NR(e)        B+        8.11%          1/28/11        1,319,378
                                                                                                                -------------
                                                                                                                   26,534,098
                                                                                                                -------------
              LEISURE FACILITIES - 1.8%
  4,466,250   Cedar Fair, L.P. ...........................      Ba3        BB-        7.32%          8/30/12        4,510,636
    994,975   London Arena and Waterfront
                 Finance, LLC ............................     NR(e)      NR(e)       7.84%          3/08/12          999,950
  2,000,000   Six Flags, Inc. ............................      Ba3         B         1.27%          4/30/15        2,010,834
  1,000,000   Town Sports International, LLC .............      Ba2         B+        7.13%          2/27/14        1,002,500
                                                                                                                -------------
                                                                                                                    8,523,920
                                                                                                                -------------
              LIFE & HEALTH INSURANCE - 1.0%
  3,980,000   Conseco, Inc. ..............................      Ba3        BB-        7.32%         10/10/13        3,994,925
    883,294   Multiplan Merger Corp. .....................       B1         B+        7.82%          4/12/13          888,952
                                                                                                                -------------
                                                                                                                    4,883,877
                                                                                                                -------------
              MANAGED HEALTH CARE - 1.3%
  3,046,105   IASIS Healthcare Corp. .....................      Ba2         B      7.32%-7.36%       3/15/14        3,056,578
    953,895   IASIS Healthcare Corp. (k) .................      Ba2         B         1.00%(l)       3/15/14          957,175
  1,955,410   Vanguard Health Systems, Inc. ..............      Ba3         B         7.60%          9/23/11        1,968,042
                                                                                                                -------------
                                                                                                                    5,981,795
                                                                                                                -------------
              MARINE PORTS & SERVICES - 0.8%
  3,841,692   Horizon Lines Holding, LLC. ................      Ba2         B         7.60%          7/07/11        3,863,301
                                                                                                                -------------


                       See Notes to Financial Statements.                Page 11

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2007

 PRINCIPAL                                                       RATINGS (b)                         STATED        MARKET
   VALUE                     DESCRIPTION (a)                  MOODY'S      S&P        COUPON      MATURITY (c)      VALUE
-----------   --------------------------------------------    -----------------    -----------    ------------  -------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

              METAL & GLASS CONTAINERS - 1.7%
$   905,510   Captive Plastics, Inc. .....................     NR(e)      NR(e)       8.10%          8/16/11    $     910,037
  7,331,250   Owens-Illinois Group, Inc. (k) .............      Ba2        BB-        6.82%          6/14/13        7,341,939
                                                                                                                -------------
                                                                                                                    8,251,976
                                                                                                                -------------
              MOVIES & ENTERTAINMENT - 4.8%
  4,838,750   AMC Entertainment, Inc. ....................      Ba1         B+        7.07%          1/26/13        4,864,594
  1,356,890   Deluxe Entertainment Services
                 Group, Inc. .............................       B1         B         7.61%          5/03/13        1,361,412
     55,118   Deluxe Entertainment Services
                 Group, Inc. .............................       B1         B         7.61%          5/11/13           55,302
  5,000,000   Discovery Communications
                 Holding, LLC ............................     NR(e)        NR        7.34%          5/14/14        5,042,190
  2,000,000   National CineMedia, LLC ....................       B1         B+        7.09%          2/13/15        2,001,072
  9,679,798   WMG Acquisition Corp. ......................      Ba2        BB-        7.36%          3/01/11        9,712,467
                                                                                                                -------------
                                                                                                                   23,037,037
                                                                                                                -------------
              MULTI - UTILITIES - 0.4%
  2,000,000   KGEN, LLC. .................................      Ba3        BB-     7.13%-7.60%       2/08/14        2,002,500
                                                                                                                -------------
              OFFICE SERVICES & SUPPLIES - 0.6%
  1,166,830   Pike Electric, Inc. ........................     NR(e)      NR(e)       6.88%          4/18/10        1,165,858
  1,639,869   Pike Electric, Inc. ........................     NR(e)      NR(e)       6.88%          7/01/12        1,638,503
                                                                                                                -------------
                                                                                                                    2,804,361
                                                                                                                -------------
              OIL & GAS EQUIPMENT & SERVICES - 1.5%
  6,915,323   Targa Resources, Inc. ......................       B1         B+     7.35%-7.36%      10/31/12        6,960,708
                                                                                                                -------------
              OIL & GAS EXPLORATION & PRODUCTION - 3.8%
  8,383,040   ATP Oil & Gas Corp. ........................       NR         NR     8.82%-8.88%       4/14/10        8,440,673
  2,000,000   Resolute Aneth, LLC (g) ....................       NR         NR       10.35%          4/13/12        2,000,000
  1,867,274   SemCrude, L.P. .............................      Ba2         B+     7.57%-7.60%       3/16/11        1,875,443
  1,404,484   SemCrude, L.P. .............................      Ba2         B+        8.09%         10/18/12        1,410,629
  4,365,298   Vulcan Energy Corp. ........................      Ba2         BB        6.86%          8/12/11        4,368,026
                                                                                                                -------------
                                                                                                                   18,094,771
                                                                                                                -------------
              OIL & GAS REFINING, MARKETING & TRANSPORTATION - 3.9%
    992,500   Alon USA, Inc. .............................       B1        BB-     7.57%-7.61%       6/22/13          997,462
    441,666   Calumet Lubricants
                 Company, L.P. ...........................       B1        BB-        8.84%         12/09/12          441,666
  6,890,593   Eagle Rock Gas Gathering
                 & Processing, Ltd. ......................       NR         NR        8.10%         12/03/12        6,890,593
  3,000,000   El Paso Corp. ..............................      Ba3         B+        7.12%          7/31/11        3,011,250
  1,000,000   Energy Transfer Equity, L.P. ...............      Ba2         NR        7.11%          2/08/12        1,005,893
    166,667   Regency Gas Service, LLC ...................      Ba1         B+        7.82%          8/15/13          167,125
  4,821,429   Western Refining Company, L.P. .............       B1       NR(e)    8.32%-8.33%       5/30/14        4,839,509
  1,178,571   Western Refining Company, L.P. (k) .........       B1       NR(e)    8.32%-8.33%       5/30/14        1,182,991
                                                                                                                -------------
                                                                                                                   18,536,489
                                                                                                                -------------


Page 12                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2007

 PRINCIPAL                                                       RATINGS (b)                         STATED        MARKET
   VALUE                     DESCRIPTION (a)                  MOODY'S      S&P        COUPON      MATURITY (c)      VALUE
-----------   --------------------------------------------    -----------------    -----------    ------------  -------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

              OIL & GAS STORAGE & TRANSPORTATION - 0.6%
$ 2,700,000   Kinder Morgan, Inc. ........................      Ba2        BB-        7.34%          5/30/14    $   2,713,500
                                                                                                                -------------
              PACKAGED FOODS & MEATS - 2.2%
  1,767,778   Michael Foods, Inc. ........................      Ba3        B+         7.36%         11/21/10        1,779,564
  7,787,433   OSI Group, LLC .............................     NR(e)      NR(e)       7.35%          9/02/11        7,802,034
    997,500   Weight Watchers
                 International, Inc. .....................      Ba1        BB         6.88%          1/26/14        1,001,241
                                                                                                                -------------
                                                                                                                   10,582,839
                                                                                                                -------------
              PAPER PACKAGING - 1.3%
    817,023   Boise Cascade, LLC .........................      Ba2        BB         6.84%          4/30/14          817,942
    182,977   Boise Cascade, LLC (k) .....................      Ba2        BB         0.50%(1)       4/30/14          183,183
  1,750,000   Graham Packaging Holdings
                 Company .................................       B1         B         7.63%         10/07/11        1,763,489
  1,970,000   Pregis Corp. ...............................      Ba2        B+         7.60%         10/12/12        1,979,850
  1,500,000   Tegrant Corp. ..............................       NR        NR         7.60%          3/08/14        1,506,563
                                                                                                                -------------
                                                                                                                    6,251,027
                                                                                                                -------------
              PAPER PRODUCTS - 0.6%
  3,000,000   Domtar Corp. ...............................      Ba1        BB-        6.74%          3/07/14        2,997,750
                                                                                                                -------------
              PHARMACEUTICALS - 2.8%
  2,000,000   Cardinal Health 409, Inc. ..................      Ba3        B+         7.60%          4/10/14        2,004,688
  2,000,000   Graceway Pharmaceuticals, LLC ..............      Ba3        B+         8.07%          5/03/12        2,000,000
  8,500,000   Royalty Pharma Finance Trust ...............      Baa2       BB+        6.84%          4/16/13        8,558,438
    565,197   Stiefel Laboratories, Inc. .................      Ba3        B+         7.61%         12/28/13          568,729
    432,303   Stiefel Laboratories, Inc. (k) .............      Ba3        B+         7.61%         12/28/13          435,005
                                                                                                                -------------
                                                                                                                   13,566,860
                                                                                                                -------------
              PRECIOUS METALS & MINERALS - 1.3%
  6,033,067   Freeport-McMoRan Copper
                 & Gold, Inc. ............................      Baa3      BBB-        7.07%          3/19/14        6,053,000
                                                                                                                -------------
              PUBLISHING - 10.5%
    912,581   Caribe Information
                 Investments, Inc. .......................       B1         B      7.60%-7.61%       3/31/13          913,721
  4,313,725   CBD Media, LLC .............................      Ba3         B         7.82%         12/31/09        4,328,103
  5,382,759   Cenveo Corp. ...............................      Ba3        B+         7.10%          6/21/13        5,389,487
    182,759   Cenveo Corp. (k) ...........................      Ba3        B+         7.10%          6/21/13          182,987
    719,954   Dex Media West, Inc. .......................      Ba1        BB      6.82%-6.86%       3/09/10          720,674
  4,005,435   Gatehouse Media, Inc. ......................       B1        B+         7.36%          8/28/14        4,000,428
  1,495,565   Gatehouse Media, Inc. (k) ..................       B1        B+      7.35%-7.36%       8/28/14        1,492,697
  9,975,000   Idearc, Inc. ...............................      Ba2        BB+        7.35%         11/17/14       10,045,463
  3,955,125   Media News Group, Inc. .....................      Ba2        BB-        6.59%         12/30/10        3,930,406
  1,985,000   Media News Group, Inc. .....................      Ba2        BB-        7.09%          8/02/13        1,985,413
  3,621,007   Newspaper Holdings, Inc. ...................       NR        NR         6.88%          8/24/12        3,591,586
    985,000   PRIMEDIA, Inc. .............................       B2         B         7.57%          9/30/13          983,358
  1,000,000   Reader's Digest Association
                 (The), Inc. .............................      Ba3         B         7.38%          3/02/14        1,001,719
  6,516,342   RH Donnelley, Inc. .........................      Ba1        BB      6.83%-6.86%       6/30/11        6,525,648


                       See Notes to Financial Statements.                Page 13

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2007

 PRINCIPAL                                                       RATINGS (b)                         STATED        MARKET
   VALUE                     DESCRIPTION (a)                  MOODY'S      S&P        COUPON      MATURITY (c)      VALUE
-----------   --------------------------------------------    -----------------    -----------    ------------  -------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

              PUBLISHING - (CONTINUED)
$ 1,496,224   Riverdeep Interactive
                 Learning USA, Inc. ......................      B1          B         8.10%         12/20/13    $   1,503,238
  1,730,739   WCP Exposition Services
                 Operating Company, LLC ..................      NR          NR        8.85%          8/29/11        1,739,393
    955,000   Wenner Media, LLC ..........................     NR(e)      NR(e)       7.10%         10/02/13          957,388
  1,000,000   Yell Group PLC .............................      Ba3        BB-        7.32%         10/27/13        1,007,500
                                                                                                                -------------
                                                                                                                   50,299,209
                                                                                                                -------------
              RAILROADS - 0.3%
  1,500,000   Railamerica Transportation Corp. ...........      NR          NR        7.61%          8/14/08        1,500,938
                                                                                                                -------------
              REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.1%
  2,125,000   LNR Property Corp. .........................      B2          B+        8.11%          6/12/09        2,127,656
  4,500,000   LNR Property Corp. .........................      B2          B+        8.11%          7/12/11        4,517,681
    997,481   Mattamy Funding Partnership ................     NR(e)      NR(e)       7.63%          4/11/13          996,234
  1,492,500   Shea Capital I, LLC ........................     NR(e)      NR(e)       7.35%         10/27/11        1,462,650
  1,000,000   Tishman Speyer Real Estate
                 D.C. Area Portfolio, L.P. ...............      Ba2        BB-        7.07%         12/27/12        1,003,750
                                                                                                                -------------
                                                                                                                   10,107,971
                                                                                                                -------------
              RETAIL REITS - 2.0%
  6,046,709   Capital Automotive, L.P. ...................      Ba1        BB+        7.07%         12/16/10        6,094,121
  1,394,737   General Growth Properties, Inc. ............      Ba2        BB+        6.57%          2/24/10        1,391,126
  2,000,000   Macerich Partnership (The), L.P. ...........     NR(e)      NR(e)       6.88%          4/26/10        1,999,166
                                                                                                                -------------
                                                                                                                    9,484,413
                                                                                                                -------------
              SEMICONDUCTORS - 1.8%
  8,478,750   Freescale Semiconductors, Inc. .............     Baa3         BB        7.11%         12/01/13        8,484,049
                                                                                                                -------------
              SPECIALIZED CONSUMER SERVICES - 1.6%
  1,491,784   Coinstar, Inc. .............................      Ba3        BB-        7.35%          7/01/11        1,497,379
  5,922,779   RMK Acquisition Corporation ................      Ba3         B+     7.35%-7.48%       1/26/14        5,961,816
                                                                                                                -------------
                                                                                                                    7,459,195
                                                                                                                -------------
              SPECIALIZED FINANCE - 2.0%
  3,000,000   J.G. Wentworth, LLC ........................      B2          B         7.60%          4/04/14        3,003,750
  1,000,000   J.G. Wentworth, LLC (g) ....................     Caa1         B-       10.35%         10/04/14        1,014,375
  5,465,625   Peach Holdings, Inc. .......................      B2          B         9.10%         11/21/13        5,520,281
                                                                                                                -------------
                                                                                                                    9,538,406
                                                                                                                -------------
              SPECIALTY CHEMICALS - 1.2%
  5,500,000   Celanese Holdings, LLC .....................      Ba3        BB-        7.10%          4/02/14        5,530,938
                                                                                                                -------------


Page 14                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2007

 PRINCIPAL                                                       RATINGS (b)                         STATED        MARKET
   VALUE                     DESCRIPTION (a)                  MOODY'S      S&P        COUPON      MATURITY (c)      VALUE
-----------   --------------------------------------------    -----------------    -----------    ------------  -------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

              SPECIALTY STORES - 2.4%
$ 1,212,750   Dollarama Group L.P. .......................      Ba1         B+        7.36%         11/18/11    $   1,219,572
  4,565,918   Harbor Freight Tools USA, Inc. .............     NR(e)      NR(e)       7.57%          2/12/13        4,598,259
  2,000,000   Michael Stores, Inc. .......................       B2         B-        7.63%         10/31/13        2,008,392
  3,500,000   Yankee Candle Company
                 (The), Inc. .............................      Ba3         B+        7.35%          2/06/14        3,516,772
                                                                                                                -------------
                                                                                                                   11,342,995
                                                                                                                -------------
              SYSTEM SOFTWARE - 0.4%
  2,089,286   Intergraph Corp. ...........................       B1         B      7.59%-7.61%       5/29/14        2,104,084
                                                                                                                -------------
              TECHNOLOGY DISTRIBUTORS - 1.6%
  3,266,666   H3C Holdings Limited .......................     NR(e)      NR(e)       1.13%         10/30/12        3,266,666
  4,565,500   Sensata Technologies Finance
                 Company, LLC ............................     NR(e)      NR(e)    7.09%-7.11%       4/27/13        4,561,090
                                                                                                                -------------
                                                                                                                    7,827,756
                                                                                                                -------------
              TOBACCO - 0.6%
  2,977,500   Reynolds American, Inc. ....................      Baa2       BBB-       7.13%          5/31/12        2,996,642
                                                                                                                -------------
              TRUCKING - 2.5%
  3,385,108   Hertz (The) Corp. ..........................      Ba1         BB        7.10%         12/21/12        3,406,664
  6,982,500   OshKosh Truck Corp. ........................      Ba3         BB        7.10%         12/06/13        7,008,684
  1,500,000   Swift Transportation .......................       B1         B+        8.38%          5/10/14        1,496,438
                                                                                                                -------------
                                                                                                                   11,911,786
                                                                                                                -------------
              WIRELESS TELECOMMUNICATION SERVICES - 2.5%
  1,000,000   American Cellular Corp. ....................       B1         B-        7.32%          3/15/14        1,005,500
  1,990,000   Clearwire Corp. ............................       NR         NR       12.07%          8/18/09        2,019,850
  1,500,000   Crown Castle Operating
                 Company .................................      Ba3        BB+     6.82%-6.90%       1/09/14        1,502,693
  4,750,000   Intelsat, Ltd. (h) .........................       B2         B+        7.86%          2/01/14        4,766,116
  2,800,000   Windstream Corp. ...........................      Ba1        BBB-       6.86%          7/17/13        2,816,250
                                                                                                                -------------
                                                                                                                   12,110,409
                                                                                                                -------------

              TOTAL SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) ...........................................      769,311,406
              (Cost $769,724,348)                                                                               -------------

SENIOR FLOATING-RATE NOTES - 1.4%

              BROADCASTING & CABLE TV - 1.0%
  5,000,000   Paxson Communications Corp. (i) ............       B1        CCC+       8.61%          1/15/12        4,975,000
                                                                                                                -------------


                       See Notes to Financial Statements.                Page 15

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2007

 PRINCIPAL                                                       RATINGS (b)                         STATED        MARKET
   VALUE                    DESCRIPTION (a)                    MOODY'S     S&P       COUPON       MATURITY (c)      VALUE
-----------   --------------------------------------------    -----------------    -----------    ------------  -------------
SENIOR FLOATING-RATE NOTES - (CONTINUED)

              ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
$   650,000   NXP B.V. (i) ...............................      Ba2        BB+         8.11%        10/15/13    $     669,500
                                                                                                                -------------
              LEISURE FACILITIES - 0.3%
  1,225,000   HRP Myrtle Beach (i) .......................       B2         B         10.12%         4/01/12        1,231,125
                                                                                                                -------------

              TOTAL SENIOR FLOATING-RATE NOTES .............................................................        6,875,625
                                                                                                                -------------
   SHARES
-----------

COMMON STOCKS AND RIGHTS - 0.0%

              OTHER DIVERSIFIED FINANCIAL SERVICES - 0.0%
        690   Atkins Nutritionals Holdings - Common Stock ..................................................                0
        690   Atkins Nutritionals Holdings - Rights ........................................................                0
                                                                                                                -------------
              TOTAL OTHER DIVERSIFIED FINANCIAL SERVICES ...................................................                0
                                                                                                                -------------

              TOTAL COMMON STOCKS AND RIGHTS ...............................................................                0
              (Cost $36,259)                                                                                    -------------

 PRINCIPAL
   VALUE
-----------

REPURCHASE AGREEMENT - 0.2%
(Cost $1,000,000)
$ 1,000,000   Agreement with Wachovia Capital Markets, LLC, 5.22% dated 5/31/07, to be repurchased at $1,000,145 on 6/1/07, collateralized by $1,080,000,
                 Federal Home Loan Mortgage Corp., 5.85% due 6/15/08 (Value $1,020,000) ....................        1,000,000
                                                                                                                -------------
              TOTAL INVESTMENTS - 162.5% ...................................................................      777,187,031
              (Cost $777,637,857) (f)

              NET OTHER ASSETS AND LIABILITIES - (12.1)% ...................................................      (58,018,338)

              LOAN OUTSTANDING - (29.5)% ...................................................................     (141,000,000)
              AUCTION MARKET PREFERRED SHARES, AT LIQUIDATION VALUE - (20.9)% ..............................     (100,000,000)
                                                                                                                -------------
              NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0% ........................................    $ 478,168,693
                                                                                                                =============

--------------------------------------------------------------------------------
      (a) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shareholders.

      (b) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

      (c) Senior Loans generally are subject to mandatory and/or optional prepayment. Prepayments of Senior Loans may occur because of the mandatory prepayment conditions and because there may be significant economic incentives for a borrower to optionally prepay. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown. Senior Loans generally have maturities that range from five to eight years; however, the Fund estimates that refinancing and prepayments result in an average maturity of the Senior Loans held in its portfolio to be approximately 18-30 months.

      (d) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally
            (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate.


Page 16                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2007

      (e) This Senior Loan Interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

      (f)   Aggregate cost for federal income tax purposes is $778,289,897.

      (g)   This issue is secured by a second lien on the issuer's assets.

      (h)   This issue is unsecured.

      (i) Securities are restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended (Note 2F).

      (j) This Senior Loan Interest is making interest payments on a delayed basis. Due to the uncertainty of payment the Fund records this income when payments are received.

      (k)   Delayed Draw Loan (Note 2E).

      (l)   Represents commitment fee rate on delayed draw loans.

      (m)   This borrower has filed for protection in federal bankruptcy court.

      NR    Not rated

$2,250,000 in cash was segregated with the custodian as collateral for the following total loan credit default swap outstanding as of May 31, 2007:

                                                                                     UNREALIZED
   REFERENCE       BUY/SELL                      (PAY)/RECEIVE                     APPRECIATION/
     ENTITY       PROTECTION   NOTIONAL AMOUNT     FIXED RATE    EXPIRATION DATE   (DEPRECIATION)
---------------   ----------   ---------------   -------------   ---------------   --------------
B&G Foods, Inc.      Sell        $2,250,0000         1.27%          06/20/12          $12,851


                       See Notes to Financial Statements.                Page 17

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2007

ASSETS:
Investments, at value
  (Cost $777,637,857) .........................................    $777,187,031
Cash ..........................................................       3,662,573
Cash segregated as collateral for open credit default swaps ...       2,250,000
Unrealized appreciation on open swap contracts ................          12,851
Prepaid expenses ..............................................          23,316
Receivables:
   Investment securities sold .................................      10,983,003
   Interest ...................................................       5,916,664
   Dividends ..................................................          36,721
                                                                   ------------
   Total Assets ...............................................     800,072,159
                                                                   ------------
LIABILITIES:
Payables:
   Outstanding loan ...........................................     141,000,000
   Investment securities purchased ............................      79,253,666
   Interest and fees due on loan ..............................         756,380
   Investment advisory fees ...................................         465,230
   Accumulated unpaid dividends on Auction Market Preferred
     Shares ...................................................         181,870
   Audit and legal fees .......................................         102,621
   Printing fees ..............................................          73,728
   Administrative fees ........................................          31,182
   Custodian fees .............................................          19,131
   Trustees' fees and expenses ................................           7,083
   Transfer agent fees ........................................           4,622
Accrued expenses and other liabilities ........................           7,953
                                                                   ------------
   Total Liabilities ..........................................     221,903,466
                                                                   ------------
NET ASSETS INCLUDING AUCTION MARKET PREFERRED SHARES ..........    $578,168,693
                                                                   ------------
AUCTION MARKET PREFERRED SHARES:
($0.01 par value, 4,000 shares issued with liquidation
  preference of $25,000 per share, unlimited number of Auction
  Market Preferred Shares has been authorized) ................     100,000,000
                                                                   ------------
NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) ................    $478,168,693
                                                                   ------------
NET ASSETS CONSIST OF:
Undistributed net investment income ...........................    $  2,608,015
Accumulated net realized gain (loss) on investments sold ......      (4,705,523)
Net unrealized appreciation (depreciation) on investments
   and swap transactions ......................................        (437,975)
Par value .....................................................         252,919
Paid-in capital ...............................................     480,451,257
                                                                   ------------
   Net Assets (Applicable to Common Shareholders) .............    $478,168,693
                                                                   ============
NET ASSET VALUE, per Common Share (par value $0.01 per
   Common Share) ..............................................    $      18.91
                                                                   ============
Number of Common Shares outstanding (unlimited number of
   Common Shares has been authorized) .........................      25,291,939
                                                                   ============


Page 18                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2007

INVESTMENT INCOME:
Interest .........................................................  $57,597,612
Dividends ........................................................      731,660
Other ............................................................      484,767
                                                                    -----------
   Total investment income .......................................   58,814,039
                                                                    -----------
EXPENSES:
Interest and fees on outstanding loan payable ....................    9,991,047
Investment advisory fees .........................................    5,617,310
Administration fees ..............................................      374,590
Auction Market Preferred Shares commission fees ..................      251,435
Audit and legal fees .............................................      229,817
Custodian fees ...................................................      109,198
Printing fees ....................................................      104,648
Trustees' fees and expenses ......................................       45,299
Transfer agent fees ..............................................       39,525
Other ............................................................      156,457
                                                                    -----------
   Total expenses ................................................   16,919,326
                                                                    -----------
NET INVESTMENT INCOME ............................................   41,894,713
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ...................................................    1,198,415
                                                                    -----------
Net unrealized appreciation (depreciation) on:
   Investments ...................................................   (2,436,039)
   Credit default swaps ..........................................       12,851
                                                                    -----------
Net change in unrealized appreciation (depreciation) .............   (2,423,188)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..........................   (1,224,773)
                                                                    -----------
AUCTION MARKET PREFERRED SHARE DIVIDENDS .........................   (5,228,963)
                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..  $35,440,977
                                                                    ===========


                       See Notes to Financial Statements.                Page 19

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                YEAR           YEAR
                                                                                               ENDED          ENDED
                                                                                             5/31/2007      5/31/2006
                                                                                            ------------   ------------
OPERATIONS:
Net investment income ...................................................................   $ 41,894,713   $ 37,354,362
Net realized gain (loss) ................................................................      1,198,415     (2,617,043)
Net change in unrealized appreciation (depreciation) ....................................     (2,423,188)     3,586,095
Distributions to Preferred Shareholders from:
   Net investment income ................................................................     (5,228,963)    (4,043,690)
                                                                                            ------------   ------------
Net increase in net assets resulting from operations applicable to Common Shareholders ..     35,440,977     34,279,724

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income ...................................................................    (37,787,747)   (32,314,434)
Net realized gain on investments ........................................................             --       (595,765)
                                                                                            ------------   ------------
Total distributions to Common Shareholders ..............................................    (37,787,747)   (32,910,199)
                                                                                            ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from 19,171 Common Shares reinvested ...........................................        360,793             --
                                                                                            ------------   ------------
Total capital transactions ..............................................................        360,793             --
                                                                                            ------------   ------------
Net increase (decrease) in net assets resulting from operations applicable
   to Common Shareholders ...............................................................     (1,985,977)     1,369,525

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS):
Beginning of year .......................................................................    480,154,670    478,785,145
                                                                                            ------------   ------------
End of year .............................................................................   $478,168,693   $480,154,670
                                                                                            ============   ============
Undistributed net investment income at end of year ......................................   $  2,608,015   $  3,032,814
                                                                                            ============   ============


Page 20                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MAY 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ............................   $  35,440,977
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
   Changes in assets and liabilities:
   Net purchases and sales of investments .......................................     (18,432,500)
   Net (amortization of market premium)/accretion of market discount of
     investments ................................................................         365,055
   Realized gain on investments .................................................      (1,198,415)
   Net change in unrealized appreciation (depreciation) on investments ..........       2,436,039
   Increase in cash segregated as collateral for open credit default swaps ......      (2,250,000)
   Increase in dividends receivable .............................................         (18,537)
   Decrease in interest receivable ..............................................         335,825
   Decrease in prepaid expenses .................................................             755
   Increase in unrealized appreciation on swaps .................................         (12,851)
   Decrease in receivable for investment securities sold ........................         606,678
   Increase in payable for investment securities purchased ......................      53,601,727
   Increase in accumulated unpaid dividends on Auction Market Preferred Shares ..          23,042
   Decrease in interest and fees due on loan ....................................        (118,930)
   Decrease in investment advisory fees payable .................................         (17,595)
   Increase in audit and legal fees payable .....................................          18,855
   Increase in transfer agent fees payable ......................................             561
   Increase in printing fees payable ............................................           3,829
   Decrease in administrative fees payable ......................................            (938)
   Decrease in custodian fees payable ...........................................          (8,413)
   Increase in Trustees' fees and expenses payable ..............................           9,583
   Decrease in accrued expenses and other liabilities ...........................         (17,045)
                                                                                    -------------
CASH PROVIDED BY OPERATING ACTIVITIES ...........................................                   $  70,767,702

CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net investment income ..............     (37,787,747)
   Proceeds from Common Shares reinvested .......................................         360,793
   Proceeds from issuance of loan ...............................................     195,000,000
   Payment of loan ..............................................................    (231,000,000)
                                                                                    -------------
CASH USED IN FINANCING ACTIVITIES ...............................................                     (73,426,954)
                                                                                                    -------------
Decrease in cash ................................................................                      (2,659,252)
Cash at beginning of year .......................................................                       6,321,825
                                                                                                    -------------
CASH AT END OF YEAR .............................................................                   $   3,662,573
                                                                                                    =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest ..........................................                   $  10,109,977


                       See Notes to Financial Statements.                Page 21

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   YEAR        YEAR        YEAR         PERIOD
                                                                   ENDED       ENDED       ENDED        ENDED
                                                                 5/31/2007   5/31/2006   5/31/2005   5/31/2004(a)
                                                                 ---------   ---------   ---------   ------------
Net asset value, beginning of period .........................   $   19.00   $   18.94   $   19.04      $   19.10(b)
                                                                 ---------   ---------   ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................................        1.66        1.48        0.95          (0.00)(m)
Net realized and unrealized gain (loss) on investments .......       (0.05)       0.04       (0.02)         (0.02)
Distributions paid to AMP(c) Shareholders from:
   Net investment income .....................................       (0.21)      (0.16)      (0.07)            --
                                                                 ---------   ---------   ---------      ---------
Total from investment operations .............................        1.40        1.36        0.86          (0.02)
                                                                 ---------   ---------   ---------      ---------
DISTRIBUTIONS PAID TO COMMON SHAREHOLDERS FROM:
   Net investment income .....................................       (1.50)      (1.28)      (0.91)            --
   Net realized gain .........................................          --       (0.02)         --             --
                                                                 ---------   ---------   ---------      ---------
Total distributions to Common Shareholders ...................       (1.50)      (1.30)      (0.91)            --
                                                                 ---------   ---------   ---------      ---------
Dilutive impact from the offering of AMP Shares(d) ...........          --          --       (0.05)            --
                                                                 ---------   ---------   ---------      ---------
Common Share offering costs charged to paid-in capital .......          --          --          --          (0.04)
                                                                 ---------   ---------   ---------      ---------
Net asset value, end of period ...............................   $   18.91   $   19.00   $   18.94      $   19.04
                                                                 =========   =========   =========      =========
Market value, end of period ..................................   $   18.81   $   17.61   $   17.89      $   20.01
                                                                 =========   =========   =========      =========
TOTAL RETURN BASED ON NET ASSET VALUE (e)(f) .................        8.04%       8.06%       4.38%         (0.31)%
                                                                 =========   =========   =========      =========
TOTAL RETURN BASED ON MARKET VALUE (f)(g) ....................       15.95%       6.03%      (6.20)%         0.05%
                                                                 =========   =========   =========      =========

--------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON
   SHAREHOLDERS:
Ratio of total expenses to average net assets ................        3.55%       3.08%       2.02%          1.44%(h)
Ratio of total expenses to average net assets excluding
   interest expense ..........................................        1.45%       1.45%       1.30%          1.44%(h)
Ratio of net investment income (loss) to average net assets ..        8.80%       7.77%       5.01%         (0.76)%(h)
Ratio of net investment income to average net assets
   net of AMP dividends (i) ..................................        7.70%       6.93%       4.59%       N/A

SUPPLEMENTAL DATA:
Portfolio turnover rate ......................................          78%         81%        115%             0%
Net assets, end of period (in 000's) .........................   $ 478,169   $ 480,155   $ 478,785      $ 437,945
Ratio of total expenses to total average Managed Assets
   excluding interest expense ................................        0.92%       0.93%       0.92%          1.44%(h)
Ratio of total expenses to total average Managed Assets ......        2.26%       1.97%       1.43%       N/A

SENIOR SECURITIES:
Total AMP Shares outstanding .................................       4,000       4,000       4,000        N/A
Liquidation and market value per AMP share (j) ...............   $  25,045   $  25,040   $  25,031        N/A
Asset coverage per share (k) .................................   $ 179,792   $ 189,289   $ 191,446        N/A
Loan outstanding (in 000's) ..................................   $ 141,000   $ 177,000   $ 187,000        N/A
Asset coverage per $1,000 of loan outstanding (l) ............   $   5,100   $   4,278   $   4,095        N/A

--------------------------------------------------------------------------------
(a)   The Fund commenced operations on May 18, 2004.

(b)   Net of sales load of $0.90 per Common Share on initial offering.

(c)   Auction Market Preferred Shares.

(d) The expenses associated with the offering of the AMP Shares had a $(0.05) impact on the Common Share NAV.

(e) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(f)   Total return is not annualized for periods less than one year.

(g) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market price per share, all based on Common Share market price per share.

(h)   Annualized.

(i) Ratio reflects income net of operating expenses and distributions to AMP Shareholders.

(j)   Includes accumulated and unpaid distributions to AMP Shareholders.

(k) Calculated by subtracting the Fund's total liabilities (not including the AMP Shares, unpaid dividends on AMP Shares, and loan outstanding) from the Fund's total assets, and dividing by the number of AMP Shares outstanding.

(l) Calculated by subtracting the Fund's total liabilities (not including the AMP Shares, unpaid dividends on AMP Shares, and loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance.

(m)   Amount represents less than $0.01 per Common Share.

N/A   Not Applicable


Page 22                See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

                               1. FUND DESCRIPTION

First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives through investment in a portfolio of senior secured floating-rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio and other assets less any accrued liabilities. The NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Total Assets (the value of securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received), and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect NAV, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

B. CREDIT DEFAULT SWAPS:

The Fund may enter into credit default swap contracts in order to hedge against the risk of a fall in the capital price, or default, of debt securities it holds. This involves the risk that the swap may expire worthless and the credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The Fund may only enter into such transactions with counterparties rated A- or higher.

The Fund has entered into a credit default swap contract with the Fund being the "seller" and the counterparty the "buyer" in this transaction. As a seller of the credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default (e.g., grace period extension, obligation acceleration, repudiation/moratorium, or restructuring) relating to the security occurs or until the termination of the swap contract, whichever is first. If no event of default occurs, the Fund will have received a series of periodic payments and paid nothing of monetary value. If an event of default occurs, the Fund must pay the counterparty the full notional value, or "par value," of the specified security. Cash has been segregated for the full notional amount and appears on the Statement of Assets and Liabilities under the heading "Cash segregated as collateral for open credit default swaps".

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation (depreciation) in the Fund's Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received.

C. REPURCHASE AGREEMENTS:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

D. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At May 31, 2007, the Fund had no when-issued or delayed-delivery purchase commitments.

E. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund had unfunded delayed draw loan commitments of approximately $8,809,715 as of May 31, 2007. The Fund is obligated to fund these loan commitments at the borrower's discretion.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

F. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended. The Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued using market quotations according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                      % OF
                                                          CARRYING                                 NET ASSETS
                                                           VALUE                      5/31/07      APPLICABLE
                              ACQUISITION    PRINCIPAL   PER SHARE      CURRENT        MARKET       TO COMMON
SECURITY                          DATE         VALUE      5/31/07    CARRYING COST     VALUE      SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
HRP Myrtle Beach                03/23/06    $1,225,000    $100.50     $1,225,000     $1,231,125       0.26%
NXP B.V.                        10/05/06       650,000     103.00        652,250        669,500       0.14
Paxson Communications Corp.     12/19/05     5,000,000      99.50      5,000,000      4,975,000       1.04
                                            ----------                               ----------       ----
                                            $6,875,000                               $6,785,625       1.44%
                                            ==========                               ==========       ====

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the financing associated with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and Auction Market Preferred Shares ("AMP Shares") issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended May 31, 2007, resulting in book and tax accounting differences have been reclassified at year end to reflect an increase in undistributed net investment income by $697,198 and an increase in accumulated net realized loss on investments sold by $697,198. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended May 31, 2007 and May 31, 2006 is as follows:

                                                      2007           2006
                                                  ------------   ------------

Distributions paid from:

Ordinary Income ...............................    $43,016,710    $36,953,889

As of May 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income .................    $ 2,802,736
Net Unrealized Appreciation (Depreciation) ....    $(1,102,866)

H. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended May 31, 2007, the fund has elected to defer capital losses occurring between November 1, 2006 and May 31, 2007 in the amount of $69,023.

As of May 31, 2007, the Fund had a capital loss carryforward for federal income tax purpose of $3,984,460, expiring on May 31, 2014.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

J. ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage, L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets, the average daily gross asset value of the Fund (which includes assets attributable to the Fund's AMP Shares, and the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares and accrued liabilities.

Four Corners serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Four Corners receives an annual portfolio management fee of 0.38% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Deutsche Bank Trust Company Americas, a wholly-owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's AMP Share transfer agent, registrar, dividend disbursing agent and redemption agent.

Effective January 1, 2007, the Trustees approved a revised compensation plan. Under the revised plan, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per investment company for the first 14 investment companies of the First Trust Fund Complex and an annual retainer of $7,500 per investment company of each subsequent investment company added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the investment companies. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, Thomas R. Kadlec is paid $10,000 annually to serve as the Lead Independent Trustee and Niel B. Nielson is paid $5,000 annually to serve as the chairman of the Audit Committee with such compensation paid by the funds in the First Trust Fund Complex and divided among those funds. Independent Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of funds in the First Trust Fund Complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to January 1, 2007, the Fund paid each Independent Trustee an annual retainer of $10,000, which included compensation for all board and committee meetings.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended May 31, 2007, were $602,134,408 and $580,576,420, respectively.


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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

As of May 31, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,573,248 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,676,114.

                                5. COMMON SHARES

As of May 31, 2007, 25,291,939 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares have been authorized under the Fund's Dividend Reinvestment Plan.

COMMON SHARE TRANSACTIONS WERE AS FOLLOWS:

                                                                   YEAR ENDED
                                                                  MAY 31, 2007
                                                               -----------------
                                                               SHARES    AMOUNT
                                                               ------   --------

Proceeds from shares issued as reinvestment of dividends
   under the Dividend Reinvestment Plan ..................     19,171   $360,793
                                                               ------   --------

                                                               19,171   $360,793
                                                               ======   ========

                       6. AUCTION MARKET PREFERRED SHARES

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of May 31, 2007, the Fund has 2,000 Series A and 2,000 Series B AMP Shares outstanding at a liquidation value of $25,000 per share.

The Fund is required to meet certain asset coverage tests with respect to the AMP Shares. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the AMP Shares Basic Maintenance Amount as of any Valuation Date and the failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain AMP Shares.

An auction of the Series A AMP Shares is generally held every 7 days and an auction of the Series B AMP Shares is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date.

The annual dividend rate in effect as of May 31, 2007 was 5.10% and 5.25% for the Series A 7 day and Series B 28 day auctions, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual dividend rates during the year ended May 31, 2007, for the Series A 7 day auction were 5.31% and 4.80%, respectively, and the average dividend rate was 5.09%. The high and low annual dividend rates during the year ended May 31, 2007, for the Series B 28 day auction were 5.31% and 4.98%, respectively, and the average dividend rate was 5.23%. These rates may vary in a manner not related directly to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to guidance of the EITF, the Fund's AMP Shares are classified outside of permanent equity (net assets attributable to Common Shares) in the accompanying financial statements.

                          7. REVOLVING CREDIT FACILITY

The Fund has entered into a 364-Day Revolving Credit Facility ("Credit Facility") with various lenders and Citicorp North America Inc., as agent, to be used as leverage for the Fund. The Credit Facility has an expiration date of July 30, 2007. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility is $195,000,000. For the year ended May 31, 2007, the average amount outstanding was $172,857,534. The high and low annual interest rates during the year ended May 31, 2007, were 5.36%


                                                                         Page 27

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          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

and 4.99%, respectively, with a weighted average interest rate of 5.27%. The annual interest rate in effect at May 31, 2007 was 5.27%. The Fund also pays additional borrowing costs, which include an administration fee of 0.02%, a program fee of 0.20% and a liquidity fee of 0.14% per year. Such expenses are included in "Interest and fees on outstanding loan payable" on the Statement of Operations.

                             8. RISK CONSIDERATIONS

An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

LOWER GRADE DEBT INSTRUMENTS: The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program, or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

                        9. SUBSEQUENT EVENTS (UNAUDITED)

On May 21, 2007, the Fund declared a dividend of $0.1268 per share, which represents a dividend from net investment income to Common Shareholders of record June 5, 2007, payable June 15, 2007.

On June 20, 2007, the Fund declared a dividend of $0.1268 per share, which represents a dividend from net investment income to Common Shareholders of record July 5, 2007, payable July 16, 2007.


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), including the portfolio of investments, as of May 31, 2007, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2007, the results of its operations and cash flows, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
July 20, 2007


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ADDITIONAL INFORMATION (UNAUDITED)
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          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.


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ADDITIONAL INFORMATION (UNAUDITED) - (CONTINUED)
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          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of September 19, 2006, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                               BY-LAW AMENDMENTS

On June 12, 2006, and again on December 11, 2006, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund that may have the effect of delaying or preventing a change in control of the Fund including the implementation of a staggered Board of Trustees. The changes were not required to be, and were not, approved by the Fund's shareholders. To receive a copy of the revised By-Laws, investors may call the Fund at (800) 988-5891.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II was held on September 11, 2006. At the Annual Meeting, three of the Funds' Board of Trustees, consisting of James A. Bowen, Niel B. Nielson and Richard E. Erickson were elected by holders of Common and Preferred Shares voting together as a single class, to serve an additional one-year term. The number of votes cast for James A. Bowen was 21,256,268, the number of votes withheld was 295,771 and the number of abstentions was 3,724,728. The number of votes cast for Niel B. Nielson was 21,249,964, the number of votes withheld was 302,075 and the number of abstentions was 3,724,728. The number of votes cast for Richard E. Erickson was 21,260,101, the number of votes withheld was 291,938 and the number of abstentions was 3,724,728.

Also at the Annual Meeting of Shareholders of the Fund, two of the Fund's Trustees, Thomas R. Kadlec and Robert F. Keith, were elected by the holders of MMP Shares to serve and additional one-year term. The number of votes cast for each Trustee was 1,349; there were no votes withheld; and there were 2,651 abstentions.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY CONTRACTS

The Board of Trustees of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Four Corners Capital Management, LLC (the "Sub-Advisor"), at a meeting held on March 12, 2007. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the


                                                                         Page 31

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ADDITIONAL INFORMATION (UNAUDITED) - (CONTINUED)
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          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged by investment advisors and sub-advisors to comparable funds and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor meets the Fund's investment objectives. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of one peer group selected by Lipper and a second peer group selected by the Advisor. The Board discussed with representatives of the Advisor the differences between the two peer groups and the limitations in creating a relevant peer group for the Fund, including the difficulties in comparing funds using different types of leverage. Based on the information provided, the Board noted that the Fund's management fees were in the third and fourth quintiles of the Lipper peer group and the Advisor peer group, respectively, and that the Fund's expense ratio was in the fourth and fifth quintiles of the Lipper peer group and the Advisor peer group, respectively. The Board also considered the sub-advisory fee rate and how it related to the overall management fee structure of the Fund and noted that the Advisor pays the Sub-Advisor out of the advisory fees it receives from the Fund. Finally, the Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than another closed-end fund. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients.

The Board also considered the Fund's performance for the one- and two-year periods, as applicable, ended December 31, 2006 as compared to the performance of a relevant benchmark index and to a performance universe selected by Lipper. The Board noted that the Fund's performance was in the fourth quintile of the performance universe for both periods and that the Fund outperformed its benchmark for the one-year period. The Board also considered performance data provided by the Advisor for the one-year and since inception periods, and considered an analysis prepared by the Advisor on benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the Lipper peer group, noting that the Fund's premium/discount was generally indicative of the asset class. The Board concluded that the Fund's performance was reasonable, particularly in light of the small number of funds managed in a similar "pure play" style, without a high yield bond component.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure but had not identified any economies of scale realized by the Fund and had indicated that, because the Fund is a closed-end fund that is not issuing more shares other than pursuant to its dividend reinvestment plan, the Advisor believed that any discussion of economies of scale was not meaningful. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months


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ADDITIONAL INFORMATION (UNAUDITED) - (CONTINUED)
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          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

ended December 31, 2006, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not unreasonable in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be attenuated.

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor had added personnel in the past year to improve the quality and consistency of services and anticipated continued investments in personnel and systems. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor, noting that the method used to allocate expenses was not a typical practice of the Sub-Advisor. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not unreasonable in light of the services provided to the Fund. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "FUND") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

o     Information about your transactions with us, our affiliates or others;

o     Information we receive from your inquiries by mail, e-mail or telephone;
      and

o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).


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          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

Information pertaining to the Trustees and officers (a) of the Fund is set forth below.

                                                                                               NUMBER OF               OTHER
                                                                                               PORTFOLIOS          TRUSTEESHIPS/
  NAME, D.O.B., ADDRESS AND      TERM OF OFFICE (b) AND     PRINCIPAL OCCUPATION(S)         IN FUND COMPLEX        DIRECTORSHIPS
  POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED        DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o  One year term         Physician; President,              54 portfolios             None
D.O.B. 04/51                     o  Since Inception       Wheaton Orthopedics;
c/o First Trust Advisors L.P.                             Former Co-owner and Co-
1001 Warrenville Road                                     Director, Sports Med
Suite 300                                                 Center for Fitness; Limited
Lisle, IL 60532                                           Partner, Gundersen Real
                                                          Estate Partnership; Limited
                                                          Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee        o  One year term         Senior Vice President              54 portfolios             None
D.O.B. 11/57                     o  Since Inception       (May 2007 to Present);
c/o First Trust Advisors L.P.                             Vice President and Chief
1001 Warrenville Road                                     Financial Officer (1990 to
Suite 300                                                 May 2007); ADM Investor
Lisle, IL 60532                                           Services, Inc. (Futures
                                                          Commission Merchant);
                                                          Vice President (May 2005
                                                          to Present) ADM
                                                          Derivatives Inc.;
                                                          Registered Representative
                                                          (2000 to Present),
                                                          Segerdahl & Company,
                                                          Inc., an NASD member
                                                          (Broker-Dealer)

Robert F. Keith, Trustee         o  One year term         President, Hibs                    54 portfolios             None
D.O.B. 11/56                     o  Since June 2006       Enterprises (Financial and
c/o First Trust Advisors L.P.                             Management Consulting)
1001 Warrenville Road,                                    (2003 to Present);
Suite 300                                                 President, Aramark
Lisle, IL 60532                                           Service Master
                                                          Management (2001 to
                                                          2003); President and Chief
                                                          Operating Officer, Service
                                                          Master Management
                                                          Services (1998 to 2003)

Niel B. Nielson, Trustee         o  Two year term         President, Covenant                54 portfolios      Director of
D.O.B. 03/54                     o  Since Inception       College (June 2002 to                                 Covenant Transport,
c/o First Trust Advisors L.P.                             present)                                              Inc.
1001 Warrenville Road
Suite 300
Lisle, IL 60532

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

                                                                                               NUMBER OF              OTHER
                                                                                              PORTFOLIOS          TRUSTEESHIPS/
  NAME, D.O.B., ADDRESS AND      TERM OF OFFICE (b) AND   PRINCIPAL OCCUPATION(S)           IN FUND COMPLEX       DIRECTORSHIPS
  POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED      DURING PAST 5 YEARS           OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee (c),     o  Three year Trustee    President, First Trust             54 portfolios          Trustee of
President, Chairman of the          term and indefinite   Advisors L.P. and First                                    Wheaton
Board and CEO                       officer term          Trust Portfolios L.P.;                                     College
D.O.B. 09/55                     o  Since Inception       Chairman of the Board,
1001 Warrenville Road                                     BondWave LLC (software
Suite 300                                                 development
Lisle, IL 60532                                           company/Broker-Dealer)
                                                          and Stonebridge Advisors
                                                          LLC
-----------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley, Treasurer,      o  Indefinite term       Chief Financial Officer,                N/A                    N/A
Controller, Chief Financial      o  Since Inception       Managing Director,
Officer, Chief Accounting                                 First Trust Advisors L.P.
Officer                                                   and First Trust Portfolios
D.O.B. 11/57                                              L.P.; Chief Financial
1001 Warrenville Road                                     Officer, BondWave LLC
Suite 300                                                 (software development
Lisle, IL 60532                                           company/Broker-Dealer)
                                                          and Stonebridge Advisors
                                                          LLC

Kelley Christensen               o  Indefinite term       Assistant Vice President of             N/A                    N/A
Vice President                   o  Since December        First Trust Portfolios L.P.
D.O.B. 09/70                        2006                  and First Trust Advisors
1001 Warrenville Road                                     L.P.
Suite 300
Lisle, IL 60532

James M. Dykas                   o  Indefinite term       Senior Vice President                   N/A                    N/A
Assistant Treasurer              o  Since December        (April 2007 to Present),
D.O.B. 01/66                        2005                  Vice President (January
1001 Warrenville Road                                     2005 to April 2007), First
Suite 300                                                 Trust Advisors L.P. and
Lisle, IL 60532                                           First Trust Portfolios L.P.;
                                                          Executive Director, Van
                                                          Kampen Asset
                                                          Management and Morgan
                                                          Stanley Investment
                                                          Management, December
                                                          2002 to January 2005);
                                                          Vice President, Van
                                                          Kampen Asset
                                                          Management and Morgan
                                                          Stanley Investment
                                                          Management (December
                                                          2000 to December 2002)

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2007

                                                                                               NUMBER OF               OTHER
                                                                                               PORTFOLIOS          TRUSTEESHIPS/
  NAME, D.O.B., ADDRESS AND      TERM OF OFFICE (b) AND      PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        DIRECTORSHIPS
  POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED         DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                             OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
Christopher R. Fallow            o  Indefinite term       Assistant Vice President of             N/A                    N/A
Assistant Vice President         o  Since December        First Trust Portfolios L.P.
D.O.B. 04/79                        2006                  and First Trust Advisors
1001 Warrenville Road                                     L.P.
Suite 300
Lisle, IL 60532

W. Scott Jardine, Secretary      o  Indefinite term       General Counsel,                        N/A                    N/A
and Chief Compliance             o  Since Inception       First Trust Advisors L.P.
Officer                                                   and First Trust Portfolios
D.O.B. 05/60                                              L.P.; Secretary, BondWave
1001 Warrenville Road                                     LLC (software development
Suite 300                                                 company/Broker-Dealer)
Lisle, IL 60532                                           and Stonebridge Advisors
                                                          LLC

Daniel J. Lindquist              o  Indefinite term       Senior Vice President                   N/A                    N/A
Vice President                   o  Since December        (September 2005 to
D.O.B. 02/70                        2005                  Present); Vice President
1001 Warrenville Road                                     (April 2004 to September
Suite 300                                                 2005), First Trust
Lisle, IL 60532                                           Advisors L.P. and First
                                                          Trust Portfolios L.P.; Chief
                                                          Operating Officer, Mina
                                                          Capital Management, LLC
                                                          (January 2004 to April
                                                          2004); Chief Operating
                                                          Officer, Samaritan Asset
                                                          Management Services,
                                                          Inc. (April 2000 to
                                                          January 2004)

Kristi A. Maher                  o  Indefinite term       Deputy General Counsel                  N/A                    N/A
Assistant Secretary              o  Since June 2004       (May 2007 to Present),
D.O.B. 12/66                                              Assistant General Counsel
1001 Warrenville Road                                     (March 2004 to May
Suite 300                                                 2007), First Trust Advisors
Lisle, IL 60532                                           L.P. and First Trust
                                                          Portfolios L.P.;
                                                          Associate, Chapman and
                                                          Cutler LLP (1995 to 2004)

----------
      (a) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

      (b) Trustees are currently serving a one year term. If elected at the Fund's next annual Meeting of Shareholders, the Trustees will serve in a staggered term as specified.

      (c) Mr Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item's instruction.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $51,750 for 2006 and $45,000 for 2007.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0.

                AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

         (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $4,725 in 2006 and $4,850 in 2007. These fees were for tax consultation and tax preparation.

                TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2006 and $0 for 2007.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $14,767 for 2006 and $6,336 for 2007. These fees were for compliance consulting services.

                ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $84,427 for 2006 and $40,072 for 2007. These fees were for compliance consulting and AIMR-PPS Verification Services.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy amended as of December 10, 2006 and March 11, 2007, respectively, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2006 were $19,492 and $90,602 for the registrant and the registrant's investment adviser, respectively and for 2007 were $11,186 and $65,072 for the registrant and the registrant's investment adviser, respectively.

(h) On February 21, 2007, the registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                           FIRST TRUST ADVISORS, L.P.
                                FIRST TRUST FUNDS
                             PROXY VOTING GUIDELINES

         First Trust Advisors, L.P. (the "ADVISER") serves as investment adviser providing discretionary investment advisory services for several open or closed-end investment companies (the "FUNDS"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

     1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

     2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

     3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

     4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

     5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

     6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

     7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Dated:  September 15, 2003

--------------------------------------------------------------------------------
                                                ISS 2007 PROXY VOTING GUIDELINES
                                                                         SUMMARY
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
LOGO
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                                                                       SUITE 501
                                                                 ROCKVILLE, MD o
                                                                      20850-4045
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                                                                WWW.ISSPROXY.COM

Copyright (C) 2006 by Institutional Shareholder Services.



All rights reserved. No part of this publication may be reproduced or
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photocopy, recording, or any information storage and retrieval system, without
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Requests for permission to make copies of any part of this work should be sent to: Institutional Shareholder Services Marketing Department 2099 Gaither Road Rockville, MD 20850 ISS is a trademark used herein under license.


(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         1

                                 ISS 2007 PROXY VOTING GUIDELINES SUMMARY
                                    EFFECTIVE FOR MEETINGS FEB 1, 2007

                                        UPDATED DECEMBER 15, 2006

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS........................................................6
      Adjourn Meeting...................................................... 6
      Amend Quorum Requirements.............................................6
      Amend Minor Bylaws ...................................................6
      Auditor Indemnification and Limitation of Liability.................. 6
      Auditor Ratification................................................. 6
      Change Company Name ................................................. 7
      Change Date, Time, or Location of Annual Meeting..................... 7
      Transact Other Business ............................................. 7

2. BOARD OF DIRECTORS...................................................... 8
      Voting on Director Nominees in Uncontested Elections ................ 8
      2007 Classification of Directors ................................... 10
      Age Limits ......................................................... 11
      Board Size ......................................................... 11
      Classification/Declassification of the Board........................ 11
      Cumulative Voting................................................... 11
      Director and Officer Indemnification and Liability Protection....... 12
      Establish/Amend Nominee Qualifications.............................. 12
      Filling Vacancies/Removal of Directors ............................. 12
      Independent Chair (Separate Chair/CEO............................... 13
      Majority of Independent Directors/Establishment of Committees....... 13
      Majority Vote Shareholder Proposals ................................ 13
      Office of the Board................................................. 14
      Open Access......................................................... 14
      Performance Test for Directors...................................... 14
      Stock Ownership Requirements ....................................... 15
      Term Limits ........................................................ 15

3. PROXY CONTESTS ........................................................ 16
      Voting for Director Nominees in Contested Elections................. 16
      Reimbursing Proxy Solicitation Expenses ............................ 16
      Confidential Voting................................................. 16

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES........................ 17
      Advance Notice Requirements for Shareholder Proposals/Nominations .. 17
      Amend Bylaws without Shareholder Consent ........................... 17
      Poison Pills ....................................................... 17
      Shareholder Ability to Act by Written Consent....................... 17
      Shareholder Ability to Call Special Meetings........................ 17
      Supermajority Vote Requirements..................................... 17

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.         2

5. MERGERS AND CORPORATE RESTRUCTURINGS ....................................... 18
      Overall Approach......................................................... 18
      Appraisal Rights......................................................... 18
      Asset Purchases ......................................................... 18
      Asset Sales ............................................................. 19
      Bundled Proposals........................................................ 19
      Conversion of Securities................................................. 19
      Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
      Plans/Reverse
      Leveraged Buyouts/Wrap Plans ............................................ 19
      Formation of Holding Company ............................................ 19
      Going Private Transactions (LBOs, Minority Squeezeouts,  and Going Dark.. 20
      Joint Ventures .......................................................... 20
      Liquidations............................................................. 20
      Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or
      Acquisition.............................................................. 20
      Private Placements/Warrants/Convertible Debentures ...................... 20
      Spinoffs ................................................................ 21
      Value Maximization Proposals............................................. 21

6. STATE OF INCORPORATION ..................................................... 22
      Control Share Acquisition Provisions..................................... 22
      Control Share Cash-out Provisions ....................................... 22
      Disgorgement Provisions.................................................. 22
      Fair Price Provisions.................................................... 22
      Freeze-out Provisions.....................................................22
      Greenmail ............................................................... 22
      Reincorporation Proposals................................................ 23
      Stakeholder Provisions .................................................. 23
      State Antitakeover Statutes ............................................. 23

7. CAPITAL STRUCTURE........................................................... 24
      Adjustments to Par Value of Common Stock................................. 24
      Common Stock Authorization .............................................. 24
      Dual-Class Stock ........................................................ 24
      Issue Stock for Use with Rights Plan..................................... 24
      Preemptive Rights........................................................ 24
      Preferred Stock ......................................................... 24
      Recapitalization......................................................... 25
      Reverse Stock Splits..................................................... 25
      Share Repurchase Programs ............................................... 25
      Stock Distributions: Splits and Dividends ............................... 25
      Tracking Stock .......................................................... 25

8. EXECUTIVE AND DIRECTOR COMPENSATION ........................................ 26
    Equity Compensation Plans ..................................................26
      Cost of Equity Plans..................................................... 26
      Repricing Provisions .................................................... 26
      Pay-for Performance Disconnect........................................... 26
      Three-Year Burn Rate/Burn Rate Commitment................................ 28
      Poor Pay Practices ...................................................... 29
    Specific Treatment of Certain Award Types in Equity Plan Evaluations........30
      Dividend Equivalent Rights............................................... 30
      Liberal Share Recycling Provisions ...................................... 30
    Other Compensation Proposals and Policies ..................................30

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

      401(k) Employee Benefit Plans ........................................... 30
      Director Compensation ................................................... 30
      Director Retirement Plans................................................ 31
      Employee Stock Ownership Plans (ESOPs) .................................. 31
      Employee Stock Purchase Plans-- Qualified Plans.......................... 31
      Employee Stock Purchase Plans-- Non-Qualified Plans...................... 31
      Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related ..... 32
      Compensation Proposals................................................... 32
      Options Backdating....................................................... 32
      Option Exchange Programs/Repricing Options............................... 32
      Stock Plans in Lieu of Cash.............................................. 33
      Transfer Programs of Stock Options ...................................... 33
    Shareholder Proposals on Compensation ..................................... 33
      Advisory Vote on Executive Compensation (Say-on-Pay) .................... 33
      Compensation Consultants- Disclosure of Board or Company's Utilization... 33
      Disclosure/Setting Levels or Types of Compensation for Executives and
      Directors................................................................ 34
      Option Repricing ........................................................ 34
      Pay for Superior Performance ............................................ 34
      Pension Plan Income Accounting .......................................... 34
      Performance-Based Awards................................................. 35
      Severance Agreements for Executives/Golden Parachutes.................... 35
      Supplemental Executive Retirement Plans (SERPs) ......................... 35

9. CORPORATE RESPONSIBILITY.................................................... 36
    Consumer Issues and Public Safety ......................................... 36
      Animal Rights............................................................ 36
      Drug Pricing ............................................................ 36
      Drug Reimportation....................................................... 36
      Genetically Modified Foods .............................................. 36
      Handguns................................................................. 37
      HIV/AIDS................................................................. 37
      Predatory Lending........................................................ 37
      Tobacco ................................................................. 38
      Toxic Chemicals.......................................................... 38
    Environment and Energy..................................................... 38
      Arctic National Wildlife Refuge ......................................... 38
      CERES Principles......................................................... 39
      Climate Change .......................................................... 39
      Concentrated Area Feeding Operations (CAFOs.............................. 39
      Environmental-Economic Risk Report....................................... 39
      Environmental Reports ................................................... 39
      Global Warming .......................................................... 40
      Kyoto Protocol Compliance................................................ 40
      Land Use................................................................. 40
      Nuclear Safety .......................................................... 40
      Operations in Protected Areas............................................ 40
      Recycling................................................................ 40
      Renewable Energy......................................................... 41
      Sustainability Report.................................................... 41
    General Corporate Issues .................................................. 41
      Charitable/Political Contributions....................................... 41
      Disclosure of Lobbying Expenditures/Initiatives ......................... 42
      Link Executive Compensation to Social Performance........................ 42
      Outsourcing/Offshoring................................................... 42
    Labor Standards and Human Rights........................................... 42
      China Principles ........................................................ 42
      Country-specific Human Rights Reports.................................... 42

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

      International Codes of Conduct/Vendor Standards ......................... 42
      MacBride Principles ..................................................... 43
    Military Business ......................................................... 43
      Foreign Military Sales/Offsets........................................... 43
      Landmines and Cluster Bombs.............................................. 43
      Nuclear Weapons ......................................................... 44
      Operations in Nations Sponsoring Terrorism (e.g., Iran).................. 44
      Spaced-Based Weaponization .............................................. 44

      Workplace Diversity...................................................... 44
       Board Diversity......................................................... 44
       Equal Employment Opportunity (EEO....................................... 44
       Glass Ceiling........................................................... 45
       Sexual Orientation ..................................................... 45


10. MUTUAL FUND PROXIES ....................................................... 46
      Election of Directors.................................................... 46
      Converting Closed-end Fund to Open-end Fund ............................. 46
      Proxy Contests........................................................... 46
      Investment Advisory Agreements .......................................... 46
      Approving New Classes or Series of Shares................................ 46
      Preferred Stock Proposals................................................ 46
      1940 Act Policies ....................................................... 46
      Changing a Fundamental Restriction to a Nonfundamental Restriction....... 47
      Change Fundamental Investment Objective to Nonfundamental................ 47
      Name Change Proposals.................................................... 47
      Change in Fund's Subclassification....................................... 47
      Disposition of Assets/Termination/Liquidation............................ 47
      Changes to the Charter Document ......................................... 47
      Changing the Domicile of a Fund ......................................... 48
      Authorizing the Board to Hire and Terminate Subadvisors Without
      Shareholder Approval..................................................... 48
      Distribution Agreements.................................................. 48
      Master-Feeder Structure.................................................. 48
      Mergers.................................................................. 48
    Shareholder Proposals for Mutual Funds..................................... 48
      Establish Director Ownership Requirement................................. 48
      Reimburse Shareholder for Expenses Incurred.............................. 48
      Terminate the Investment Advisor ........................................ 48


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


1. OPERATIONAL ITEMS
ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

         The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

         Motivation and rationale for establishing the agreements; Quality of disclosure; and Historical practices in the audit area.

WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

         An auditor has a financial interest in or association with the company, and is therefore not independent,

         There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

         Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/ preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

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

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account: The tenure of the audit firm; The length of rotation specified in the proposal; Any significant audit-related issues at the company; The number of Audit Committee meetings held each year; The number of financial experts serving on the committee; and Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

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
2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

o Composition of the board and key board committees;
o Attendance at board and committee meetings;
o Corporate governance provisions and takeover activity;
o Disclosures under Section 404 of Sarbanes-Oxley Act;
o Long-term company performance relative to a market and peer index;
o Extent of the director's investment in the company;
o Existence of related party transactions;
o Whether the chairman is also serving as CEO; o Whether a retired CEO sits on the board;
o Number of outside boards at which a director serves;
o Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
o        Sit on more than six public company boards;
o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;
o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".
o WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

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


o        The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;
o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
o The company fails to submit one-time transfers of stock options to a shareholder vote;
o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
o        The company has backdated options (see "Options Backdating" policy);
o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


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


2007 CLASSIFICATION OF DIRECTORS
INSIDE DIRECTOR (I)

o        Employee of the company or one of its affiliates(1);
o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
o        Listed as a Section 16 officer(2);
o        Current interim CEO;
o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

o        Board attestation that an outside director is not independent;
o        Former CEO of the company;
o        Former CEO of an acquired company within the past five years;
o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)
o Former executive(2) of the company, an affiliate or an acquired firm within the past five years;
o Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
o Executive, former executive, general or limited partner of a joint venture or partnership with the company;
o Relative(4) of a current Section 16 officer of company or its affiliates;
o Relative(4) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
o Relative(4) of former Section 16 officer, of company or its affiliate within the last five years;
o Currently provides (or a relative(4) provides) professional services(5) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
o Employed by (or a relative(4) is employed by) a significant customer or supplier(6);
o Has (or a relative(4) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (6)
o Any material financial tie or other related party transactional relationship to the company;
o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
o Has (or a relative(4) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (7)

o        Founder(8) of the company but not currently an employee;
o Is (or a relative(4) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments6 from the company or its affiliates(1).

INDEPENDENT OUTSIDE DIRECTOR (IO)

o No material9 connection to the company other than a board seat.

--------------------------------------------------------------------------------
FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

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

--------------------------------------------------------------------------------
3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

4 "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

5 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

6 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

7 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

8 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

9 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
--------------------------------------------------------------------------------

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets ALL of the following criteria:

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

o Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;
o        Annually elected board;
o        Two-thirds of the board composed of independent directors;
o        Nominating committee composed solely of independent directors;
o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;
o        Absence of superior voting rights for one or more classes of stock;
o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
o The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and
o No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS


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

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

         - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
         - Serves as liaison between the chairman and the independent directors,
         - Approves information sent to the board,
         - Approves meeting agendas for the board,
         - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
         - Has the authority to call meetings of the independent directors,
         - If requested by major shareholders, ensures that he is available for consultation and direct communication;

         Two-thirds independent board;

o        All-independent key committees;
o        Established governance guidelines;
o The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;
o        The company does not have any problematic governance issues.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORI

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



TY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
o Effectively disclosed information with respect to this structure to its shareholders;
o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (HTTP://WWW.SEC.GOV/RULES/PROPOSED/34-48626.HTM) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

PERFORMANCE TEST FOR DIRECTORS

WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

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

The table below summarizes the new framework: Adopt a two-phased approach. In 2007 (YEAR 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive CAUTIONARY LANGUAGE, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (YEAR 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

---------------------------------------------------------------------------------------------------------------------------------
Metrics                              Basis of Evaluation                Weighting                      2nd Weighting
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONAL PERFORMANCE                                                                                50%
---------------------------------------------------------------------------------------------------------------------------------
5-YEAR AVERAGE PRE-TAX               MANAGEMENT EFFICIENCY              33.3%
OPERATING ROIC                       IN DEPLOYING ASSETS
---------------------------------------------------------------------------------------------------------------------------------
5-YEAR SALES GROWTH                  TOP-LINE                           33.3%
---------------------------------------------------------------------------------------------------------------------------------
5-YEAR EBITDA GROWTH                 CORE-EARNINGS                      33.3%
---------------------------------------------------------------------------------------------------------------------------------
SUB TOTAL                                                               100%
---------------------------------------------------------------------------------------------------------------------------------

STOCK                                                     50%
PERFORMANCE
----------------------------------------------------------------
5-YEAR TSR                           MARKET
----------------------------------------------------------------
TOTAL                                                     100%
----------------------------------------------------------------

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.


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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
Long-term financial performance of the target company relative to its industry; Management's track record; Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management; Likelihood that the proposed goals and objectives can be achieved (both slates); Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

o        Shareholders have approved the adoption of the plan; or
o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

o        No lower than a 20% trigger, flip-in or flip-over;
o        A term of no more than three years;
o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

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5. MERGERS AND CORPORATE RESTRUCTURINGS OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o        Purchase price;
o        Fairness opinion;
o        Financial and strategic benefits;
o        How the deal was negotiated;
o        Conflicts of interest;
o        Other alternatives for the business;
o        Non-completion risk.

ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

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o        Impact on the balance sheet/working capital;
o        Potential elimination of diseconomies;
o        Anticipated financial and operating benefits;
o        Anticipated use of funds;
o        Value received for the asset;
o        Fairness opinion;
o        How the deal was negotiated;
o        Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

o        Dilution to existing shareholders' position;
o        Terms of the offer;
o        Financial issues;
o        Management's efforts to pursue other alternatives;
o        Control issues;
o        Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

o        The reasons for the change;
o        Any financial or tax benefits;
o        Regulatory benefits;
o        Increases in capital structure;
o        Changes to the articles of incorporation or bylaws of the company.

     Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
o        Adverse changes in shareholder rights.

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GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK) Vote
CASE-BY-CASE on going private transactions, taking into account the following:

o        Offer price/premium;
o        Fairness opinion;
o        How the deal was negotiated;
o        Conflicts of interest;
o        Other alternatives/offers considered; and
o        Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
o        Cash-out value;
o Whether the interests of continuing and cashed-out shareholders are balanced; and
o        The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

o        Percentage of assets/business contributed;
o        Percentage ownership;
o        Financial and strategic benefits;
o        Governance structure;
o        Conflicts of interest;
o        Other alternatives;
o        Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

o        Management's efforts to pursue other alternatives;
o        Appraisal value of assets; and
o        The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

o        Dilution to existing shareholders' position;
o        Terms of the offer;
o        Financial issues;
o        Management's efforts to pursue other alternatives;
o        Control issues;
o        Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

o        Tax and regulatory advantages;
o        Planned use of the sale proceeds;
o        Valuation of spinoff;
o        Fairness opinion;
o        Benefits to the parent company;
o        Conflicts of interest;
o        Managerial incentives;
o        Corporate governance changes;
o        Changes in the capital structure.
o

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

o        Prolonged poor performance with no turnaround in sight;
o        Signs of entrenched board and management;
o        Strategic plan in place for improving value;
o        Likelihood of receiving reasonable value in a sale or dissolution; and
o Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

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Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:
The reasons for reincorporating;
A comparison of the governance provisions;
Comparative economic benefits; and
A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

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ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

o        Rationale;
o Good performance with respect to peers and index on a five-year total shareholder return basis;
o        Absence of non-shareholder approved poison pill;
o        Reasonable equity compensation burn rate;
o        No non-shareholder approved pay plans; and
o        Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders;
o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

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Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

o        More simplified capital structure;
o        Enhanced liquidity;
o        Fairness of conversion terms;
o        Impact on voting power and dividends;
o        Reasons for the reclassification;
o        Conflicts of interest; and
o        Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

o        Adverse governance changes;
o        Excessive increases in authorized capital stock;
o        Unfair method of distribution;
o        Diminution of voting rights;
o        Adverse conversion features;
o        Negative impact on stock option plans; and
o        Alternatives such as spin-off.

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8. EXECUTIVE AND DIRECTOR COMPENSATION EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

o        The total cost of the company's equity plans is unreasonable;
o The plan expressly permits the repricing of stock options without prior shareholder approval;
o        There is a disconnect between CEO pay and the company's performance;
o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
o        The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT Generally vote AGAINST plans in which:

o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
o        the main source of the pay increase (over half) is equity-based, and
o        the CEO is a participant of the equity proposal.

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Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

o The compensation committee has reviewed all components of the CEO's compensation, including the following:

         - Base salary, bonus, long-term incentives;
         - Accumulative realized and unrealized stock option and restricted stock gains;
         - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
         - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
         - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

o A tally sheet with all the above components should be disclosed for the following termination scenarios:

         -  Payment if termination occurs within 12 months: $_____;
         -  Payment if "not for cause" termination occurs within 12 months:
            $_____;
         -  Payment if "change of control" termination occurs within 12 months:
            $_____.

o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

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The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance. (2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).


(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        29

                                           2007 BURN RATE TABLE

           RUSSELL 3000                           NON-RUSSELL 3000
                                                                           Standard        Mean +
GICS               Description                            Mean             Deviation       STDEV
-----------------------------------------------------------------------------------------------------------------
     1010          Energy                                 1.37%              0.92%          2.29%
-----------------------------------------------------------------------------------------------------------------
     1510          Materials                              1.23%              0.62%          1.85%
-----------------------------------------------------------------------------------------------------------------
     2010          Capital Goods                          1.60%              0.98%          2.57%
-----------------------------------------------------------------------------------------------------------------
     2020          Commercial Services & Supplies         2.39%              1.42%          3.81%
-----------------------------------------------------------------------------------------------------------------
     2030          Transportation                         1.30%              1.01%          2.31%
-----------------------------------------------------------------------------------------------------------------
     2510          Automobiles & Components               1.93%              0.98%          2.90%
-----------------------------------------------------------------------------------------------------------------
     2520          Consumer Durables & Apparel            1.97%              1.12%          3.09%
-----------------------------------------------------------------------------------------------------------------
     2530          Hotels Restaurants & Leisure           2.22%              1.19%          3.41%
-----------------------------------------------------------------------------------------------------------------
     2540          Media                                  1.78%              0.92%          2.70%
-----------------------------------------------------------------------------------------------------------------
     2550          Retailing                              1.95%              1.10%          3.05%
-----------------------------------------------------------------------------------------------------------------
     3010,
     3020,        Food & Staples Retailing                1.66%              1.25%          2.91%
     3030
-----------------------------------------------------------------------------------------------------------------
     3510          Health Care Equipment & Services       2.87%              1.32%          4.19%
-----------------------------------------------------------------------------------------------------------------
     3520          Pharmaceuticals & Biotechnology        3.12%              1.38%          4.50%
-----------------------------------------------------------------------------------------------------------------
     4010          Banks                                  1.31%              0.89%          2.20%
-----------------------------------------------------------------------------------------------------------------
     4020          Diversified Financials                 2.13%              1.64%          3.76%
     4030          Insurance                              1.34%              0.88%          2.22%
------------------------------------------------------------------------------------------------------------------
     4040          Real Estate                            1.21%              1.02%          2.23%
-----------------------------------------------------------------------------------------------------------------
     4510          Software & Services                    3.77%              2.05%          5.82%
-----------------------------------------------------------------------------------------------------------------
     4520          Technology Hardware & Equipment        3.05%              1.65%          4.70%
-----------------------------------------------------------------------------------------------------------------
     4530          Semiconductors & Semiconductor         3.76%              1.64%          5.40%
                   Equip.
-----------------------------------------------------------------------------------------------------------------
     5010          Telecommunication Services             1.71%              0.99%          2.70%
-----------------------------------------------------------------------------------------------------------------
     5510          Utilities                              0.84%              0.51%          1.35%
-----------------------------------------------------------------------------------------------------------------


(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        30

                      Standard        Mean +
 Mean                 Deviation       STDEV
------------------------------------------------------------
     1.76%             2.01%           3.77%
------------------------------------------------------------
     2.21%             2.15%           4.36%
------------------------------------------------------------
     2.34%             1.98%           4.32%
------------------------------------------------------------
     2.25%             1.93%           4.18%
------------------------------------------------------------
     1.92%             1.95%           3.86%
------------------------------------------------------------
     2.37%             2.32%           4.69%
------------------------------------------------------------
     2.02%             1.68%           3.70%
------------------------------------------------------------
     2.29%             1.88%           4.17%
------------------------------------------------------------
     3.26%             2.36%           5.62%
------------------------------------------------------------
     2.92%             2.21%           5.14%
------------------------------------------------------------
     1.90%             2.00%           3.90%
------------------------------------------------------------
     3.51%             2.31%           5.81%
------------------------------------------------------------
     3.96%             2.89%           6.85%
------------------------------------------------------------
     1.15%             1.10%           2.25%
------------------------------------------------------------
     4.84%             5.03%           9.87%
------------------------------------------------------------
     1.60%             1.96%           3.56%
------------------------------------------------------------
     1.21%             1.02%           2.23%
------------------------------------------------------------
     5.33%             3.13%           8.46%
------------------------------------------------------------
     3.58%             2.34%           5.92%
------------------------------------------------------------
     4.48%             2.46%           6.94%
------------------------------------------------------------
     2.98%             2.94%           5.92%
------------------------------------------------------------
     0.84%             0.51%           1.35%
------------------------------------------------------------

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

-----------------------------------------------------------------------------------------------------------------------
CHARACTERISTICS                  ANNUAL STOCK PRICE VOLATILITY     PREMIUM
-----------------------------------------------------------------------------------------------------------------------
High annual volatility           53% and higher                    1 full-value award will count as 1.5 option shares
-----------------------------------------------------------------------------------------------------------------------
Moderate annual volatility       25% - 52%                         1 full-value award will count as 2.0 option shares
-----------------------------------------------------------------------------------------------------------------------
Low annual volatility            Less than 25%                     1 full-value award will count as 4.0 option shares
-----------------------------------------------------------------------------------------------------------------------

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
Huge bonus payouts without justifiable performance linkage or proper disclosure; Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance); Egregious pension/SERP (supplemental executive retirement plan) payouts
(e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy); Excessive severance provisions (e.g., including excessive change in control payments);

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

Change in control payouts without loss of job or substantial diminution of job duties; Internal pay disparity;
Options backdating (covered in a separate policy);
and Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

Director stock ownership guidelines with a minimum of three times the annual cash retainer.

         o     Vesting schedule or mandatory holding/deferral period:
         - A minimum vesting of three years for stock options or restricted stock; or
         - Deferred stock payable at the end of a three-year deferral period.
         o     Mix between cash and equity:
         - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity;

or

         - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

No retirement/benefits and perquisites provided to non-employee directors; and Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

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

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
Purchase price is at least 85 percent of fair market value;
Offering period is 27 months or less; and The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
Purchase price is less than 85 percent of fair market value; or Offering period is greater than 27 months; or The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company); Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS) Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

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

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Length of time of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
Rationale for the re-pricing--was the stock price decline beyond management's control? Is this a value-for-value exchange?
Are surrendered stock options added back to the plan reserve?
Option vesting--does the new option vest immediately or is there a black-out period?
Term of the option--the term should remain the same as that of the replaced option;
Exercise price--should be set at fair market or a premium to market; Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

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

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
Executive officers and non-employee directors are excluded from participating; Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        35

OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:
the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;
the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:
What aspects of the company's annual and long -term equity incentive programs are performance driven?
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
Can shareholders assess the correlation between pay and performance based on the current disclosure?
What type of industry and stage of business cycle does the company belong to?

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        36

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

The triggering mechanism should be beyond the control of management; The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. CORPORATE RESPONSIBILITY CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
The company is conducting animal testing programs that are unnecessary or not required by regulation;
The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
The company has already published a set of animal welfare standards and monitors compliance;
The company's standards are comparable to or better than those of peer firms;
and
There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering: The existing level of disclosure on pricing policies;

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        37

Deviation from established industry pricing norms;
The company's existing initiatives to provide its products to needy consumers; Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

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
HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;
The company's existing healthcare policies, including benefits and healthcare access for local workers;
Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
Whether the company has adequately disclosed the financial risks of its subprime business;
Whether the company has been subject to violations of lending laws or serious lending controversies;
Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
Whether the company complies with all local ordinances and regulations;
The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
The risk of any health-related liabilities.

Advertising to youth:
Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
Whether the company has gone as far as peers in restricting advertising; Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
The percentage of the company's business affected; The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:
The percentage of the company's business affected;
The feasibility of a spin-off; Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        39

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

Current regulations in the markets in which the company operates;
Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company;
and
The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

New legislation is adopted allowing development and drilling in the ANWR region; The company intends to pursue operations in the ANWR; and The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills; Environmentally conscious practices of peer companies, including endorsement of CERES; Costs of membership and implementation.

CLIMATE CHANGE

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:
The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities; The company's level of disclosure is comparable to or better than information provided by industry peers; and
There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

The company has publicly disclosed guidelines for its corporate and contract farming operations, including

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        40
compliance monitoring; or
The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

The feasibility of financially quantifying environmental risk factors;
The company's compliance with applicable legislation and/or regulations regarding environmental performance;
The costs associated with implementing improved standards;
The potential costs associated with remediation resulting from poor environmental performance; and
The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
The company does not maintain operations in Kyoto signatory markets;
The company already evaluates and substantially discloses such information; or, Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

The company stands out amongst its peers or competitors as having significant problems with safety or

(C) 2006 INSTITUTIONAL SHAREHOLDER SERVICES INC.  ALL RIGHTS RESERVED.        41
environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
The company does not currently have operations or plans to develop operations in these protected regions; or,
The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
The nature of the company's business and the percentage affected;
The extent that peer companies are recycling;
The timetable prescribed by the proposal;
The costs and methods of implementation;
Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

The company is in compliance with laws governing corporate political activities; and The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
The public availability of a policy on political contributions.

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
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

The relevance of the issue to be linked to pay;
The degree that social performance is already included in the company's pay structure and disclosed;
The degree that social performance is used by peer companies in setting pay; Violations or complaints filed against the company relating to the particular social performance measure;
Artificial limits sought by the proposal, such as freezing or capping executive pay Independence of the compensation committee; Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

Risks associated with certain international markets;
The utility of such a report to shareholders;
The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

There are serious controversies surrounding the company's China operations; and
The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

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


COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

The nature and amount of company business in that country; The company's workplace code of conduct; Proprietary and confidential information involved; Company compliance with U.S. regulations on investing in the country; Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent; Agreements with foreign suppliers to meet certain workplace standards;
Whether company and vendor facilities are monitored and how;
Company participation in fair labor organizations;
Type of business;
Proportion of business conducted overseas;
Countries of operation with known human rights abuses;
Whether the company has been recently involved in significant labor and human rights controversies or violations;
Peer company standards and practices; Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
The company does not operate in countries with significant human rights violations;
The company has no recent human rights controversies or violations; or The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

Company compliance with or violations of the Fair Employment Act of 1989; Company antidiscrimination policies that already exceed the legal requirements; The cost and feasibility of adopting all nine principles;
The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
The potential for charges of reverse discrimination;
The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
The level of the company's investment in Northern Ireland; The number of company employees in Northern Ireland;
The degree that industry peers have adopted the MacBride Principles;
Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

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

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
Whether the company has in the past manufactured landmine components;
Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
What weapons classifications the proponent views as cluster bombs;
Whether the company currently or in the past has manufactured cluster bombs or their components;
The percentage of revenue derived from cluster bomb manufacture;
Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
The information is already publicly available; or The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:
The board composition is reasonably inclusive in relation to companies of similar size and business; or
The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

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
The degree of board diversity;
Comparison with peer companies;
Established process for improving board diversity; Existence of independent nominating committee; Use of outside search firm; History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

The company has well-documented equal opportunity programs;
The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity;
and The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

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

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

The composition of senior management and the board is fairly inclusive;
The company has well-documented programs addressing diversity initiatives and leadership development;
The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

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

10. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:
Past performance as a closed-end fund;
Market in which the fund invests;
Measures taken by the board to address the discount; and Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote     CASE-BY-CASE on proxy contests, considering the following factors:

Past performance relative to its peers;
Market in which fund invests;
Measures taken by the board to address the issues;
Past shareholder activism, board activity, and votes on related proposals; Strategy of the incumbents versus the dissidents;
Independence of directors; Experience and skills of director candidates; Governance profile of the company;
Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
Proposed and current fee schedules;
Fund category/investment objective;
Performance benchmarks; Share price performance as compared with peers; Resulting fees relative to peers;
Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
Stated specific financing purpose;
Possible dilution for common shares;
Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
Potential competitiveness; Regulatory developments; Current and potential returns; and Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
The fund's target investments;
The reasons given by the fund for the change; and The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:
Political/economic changes in the target market;
Consolidation in the target market; and
Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
Potential competitiveness;
Current and potential returns;
Risk of concentration;
Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
Strategies employed to salvage the company;
The fund's past performance;
The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
The degree of change implied by the proposal;
The efficiencies that could result;
The state of incorporation;
Regulatory standards and implications.

Vote AGAINST any of the following changes:
Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
Removal of shareholder approval requirement for amendments to the new declaration of trust;
Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote     CASE-BY-CASE on re-incorporations, considering the following factors:

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

Regulations of both states;
Required fundamental policies of both states;
The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
Fees charged to comparably sized funds with similar objectives;
The proposed distributor's reputation and past performance;
The competitiveness of the fund in the industry;
The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:
Resulting fee structure;
Performance of both funds;
Continuity of management personnel;
Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
Performance of the fund's Net Asset Value (NAV);
The fund's history of shareholder relations;
The performance of other funds under the advisor's management.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

         Four Corners Capital Management LLC, the registrant's sub-advisor ("Four Corners") manages multiple portfolios comprised principally of U.S.
dollar denominated, floating-rate, senior secured, commercial and industrial loans and notes and other debt instruments and may manage portfolios of high yield bonds. Michael P. McAdams, Chief Executive Officer and Robert I. Bernstein, Chief Investment Officer, are co-portfolio managers of the registrant. Mr. McAdams' involvement in the investment process primarily relates to oversight and strategic direction, while Mr. Bernstein has primary responsibility for the day-to-day investment decisions. Both Mr. Bernstein and Mr. McAdams are supported in their portfolio management activities by the Four Corners investment staff. Four Corners' investment analysts are assigned loans within specific industries and report to the Chief Investment Officer.

         Robert I. Bernstein has been a Managing Director and Chief Investment Officer of Four Corners since November 2001. Michael P. McAdams has been the Managing Director, President and Chief Executive Officer of Four Corners since September 2001.

 (A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST AS OF MAY 31, 2007

--------------------------------------------------------------------------------------------------------------------
                                                                                         TOTAL
 NAME OF PORTFOLIO MANAGER OR TEAM                                                  # OF ACCOUNTS    TOTAL ASSETS
               MEMBER                               TYPE OF ACCOUNTS                    MANAGED      ($ MILLIONS)
--------------------------------------------------------------------------------------------------------------------
1. ROBERT I. BERNSTEIN              Registered Investment Companies*:                      3           $369.21
--------------------------------------------------------------------------------------------------------------------
                                    Other Pooled Investment Vehicles:                      4          $1,045.58
--------------------------------------------------------------------------------------------------------------------
                                    Other Accounts:                                        5          $1,810.20
--------------------------------------------------------------------------------------------------------------------
2.  MICHAEL P. MCADAMS              Registered Investment Companies*:                      3           $369.21
--------------------------------------------------------------------------------------------------------------------
                                    Other Pooled Investment Vehicles:                      4          $1,045.58
--------------------------------------------------------------------------------------------------------------------
                                    Other Accounts:                                        5          $1,810.20

--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      # OF ACCOUNTS MANAGED   TOTAL ASSETS THAT
 NAME OF PORTFOLIO MANAGER OR TEAM   THAT ADVISORY FEE BASED ADVISORY FEE BASED
               MEMBER                    on PERFORMANCE        on PERFORMANCE
--------------------------------------------------------------------------------
1. ROBERT I. BERNSTEIN                          0                    $0
--------------------------------------------------------------------------------
                                                4                 $1,045.58
--------------------------------------------------------------------------------
                                                1                  $871.21
--------------------------------------------------------------------------------
2.  MICHAEL P. MCADAMS                          0                    $0
--------------------------------------------------------------------------------
                                                4                 $1,045.58
--------------------------------------------------------------------------------
                                                1                  $871.21
--------------------------------------------------------------------------------
* Information excludes the registrant.

POTENTIAL CONFLICTS OF INTERESTS

         In general, Four Corners seeks to allocate the purchase and sale of corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions, and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible. Therefore, the allocation of corporate loan purchases and sales to various accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts. Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

         Portfolio Manager and Management Team compensation is typically comprised of a base salary and a bonus. There are no pre-determined formulas to determine base salaries or bonus amounts. Currently, the registrant's Portfolio Managers are also Principals of Four Corners Capital Management, and thus also maintain a percentage equity ownership of the firm. From time to time, individuals on the Management Team may also be offered equity ownership in the firm.

         The Portfolio Managers' and Management Team's compensation (e.g., base salary and bonus) is determined by the profitability of Four Corners Capital Management as a firm without regard to the performance of any one particular fund. The Portfolio Managers and the Management Team have no direct incentive to take undue risks when individual fund performance is lagging.

(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

---------------------------------------------------------------------------------------------------------
              NAME OF PORTFOLIO MANAGER OR           DOLLAR ($) RANGE OF FUND SHARES BENEFICIALLY OWNED
                       TEAM MEMBER
---------------------------------------------------------------------------------------------------------
Michael P. McAdams                                                     $0 (0 Shares)
---------------------------------------------------------------------------------------------------------
Robert I. Bernstein                                                    $0 (0 shares)
---------------------------------------------------------------------------------------------------------

Information Provided as of May 31, 2007.

(B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
           ---------------------------------------------------------------------

By (Signature and Title)*  /S/ JAMES A. BOWEN
                       ---------------------------------------------------------
                       James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                       (principal executive officer)

Date              AUGUST 6, 2007
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ JAMES A. BOWEN
                       ---------------------------------------------------------
                        James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                        (principal executive officer)

Date              AUGUST 6, 2007
    ----------------------------------------------------------------------------

By (Signature and Title)*  /S/ MARK R. BRADLEY
                       ---------------------------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer
                         (principal financial officer)

Date              AUGUST 6, 2007
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.